OMB APPROVAL
OMB Number: 3235-0570
Expires: September 30, 2007
Estimated average burden
hours per response: 19.4

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number 811-21371


                               Janus Adviser
          (Exact name of registrant as specified in charter)


          151 Detroit Street, Denver, Colorado  80206
          (Address of principal executive offices)         (Zip code)


         Kelley Abbott Howes, 151 Detroit Street, Denver, Colorado  80206
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  303-333-3863


Date of fiscal year end: 2/28


Date of reporting period: 2/28/05

Item 1 - Reports to Shareholders
---------------------------------
                                                              ------------------
                                                              2005 Annual Report
                                                              ------------------

Janus Adviser
--------------------------------------------------------------------------------
      Focused Value Fund
      International Equity Fund

                                                                    [LOGO] JANUS

Table of Contents

Janus Adviser
      Portfolio Managers' Commentaries and Schedules of Investments
           Focused Value Fund .............................................    2
           International Equity Fund ......................................    7
      Statements of Assets and Liabilities ................................   12
      Statements of Operations ............................................   13
      Statements of Changes in Net Assets .................................   14
      Financial Highlights ................................................   15
      Notes to Schedules of Investments ...................................   19
      Notes to Financial Statements .......................................   20
      Report of Independent Registered Public Accounting Firm .............   29
      Additional Information ..............................................   30
      Explanations of Charts, Tables and Financial Statements .............   31
      Designation Requirements ............................................   33
      Trustees and Officers ...............................................   34

Useful Information About Your Fund Report

Portfolio Manager Commentaries

The portfolio manager commentaries in this report include valuable insight from the portfolio managers as well as statistical information to help you understand how your fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio managers in their commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was February 28, 2005. As the investing environment changes, so could their opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases (applicable to Class A Shares); deferred sales charges (applicable to Class A Shares bought without an initial sales charge and redeemed within 12 months and Class C Shares); redemption fees applicable to Investor Shares and Class I Shares (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees (applicable to Investor Shares and Class I Shares), networking fees (applicable to Class A Shares and Class C Shares), and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2004 to February 28, 2005.

Actual Expenses

The first line of the table in the example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive each Fund's total operating expenses (excluding distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses) to certain limits until at least September 30, 2005. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' Prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                              Janus Adviser February 28, 2005  1

Focused Value Fund (unaudited)                           Sub-advised by Vontobel
                                                         Asset Management, Inc.

================================================================================
Fund Strategy

Focused Value Fund is a concentrated value fund that seeks to provide strong absolute returns with below-market risk through complete market cycles. The Fund invests in companies believed to be well-managed, profitable and with proven operating histories in understandable, predictable businesses that are attractively priced.
================================================================================

                                                               [PHOTO]
                                                               Ed Walczak
                                                               portfolio manager

Performance Overview

During the 12 months ended February 28, 2005, Focused Value Fund gained, returning 2.36% for its Investor Shares (please see the chart on page 4 for additional Share Class performance). This compares to a 6.98% gain for the Fund's benchmark, the S&P 500(R) Index.

The energy and utilities sectors within the S&P 500(R) Index led the market during the year - two areas in which the Fund typically has little to no exposure. Virtually no commodity stock has a truly differentiated franchise that offers the kind of favorable long-term economics we seek, and people's ability to predict with any degree of accuracy the price of copper, oil or gold on which the fortunes of these companies ultimately depend is quite poor. The extremely competitive and heavily regulated utilities sector also offers few potentially investable companies in our research universe.

Another area of weakness in the Fund was the financial sector. The Fund was significantly overweight the Index in financials, with nearly 68% of total net assets invested in this relatively modest performing group.

Meanwhile, our lack of exposure to information technology stocks helped the Fund's relative performance, as this was one of the weakest areas of the market during the period. Also contributing to our results were a number of well-chosen stocks within the consumer staples sector.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                           February 28, 2005   February 29, 2004
Berkshire Hathaway, Inc. - Class A               14.5%                9.2%
Freddie Mac                                       5.5%                6.6%
Fifth Third Bancorp                               4.6%                3.2%
American International Group, Inc.                3.9%                4.4%
Fannie Mae                                        3.6%                6.1%
Diageo PLC (ADR)                                  3.5%                1.5%
Golden West Financial Corp.                       3.4%                0.7%
TJX Companies, Inc.                               3.4%                3.8%
Wells Fargo & Co.                                 3.2%                3.2%
State Street Corp.                                3.2%                1.2%

Investment Strategy in This Environment

As the market weakened during the summer, through selective additions to existing Fund holdings that had fallen in price, we became well over 90% invested. However, as the rally ensued, we trimmed a number of stocks that rose in price, and we ended the year with a substantial 19.6% cash position. (Readers will recall that cash is the residual of our inability to find a sufficient number of investable companies at what we believe are attractive prices.) We believe our investment style, with its focus on absolute total returns, generally permits us to participate in rising markets while usually preserving capital better than average in declining markets. True to form, we have underperformed rising markets for the second year in a row, but our discipline and approach have served us well in the long run.

Portfolio Composition

As of February 28, 2005, there were 28 stocks held in the Fund, representing 80.4% of total net assets. The remaining 19.6% was held in cash, indicating the relative scarcity of opportunities that meet our investment criteria and our cautious market outlook. Meanwhile, the Fund's top 10 equity holdings accounted for 48.8% of total net assets.

Weak Performers Included a Mortgage Lender, Regional Bank and Hospital Operator

Mortgage lender Fannie Mae was the largest detractor to the Fund's performance. In late September, Fannie Mae's regulator, the Office of Federal Housing Enterprise Oversight, made public its initial report, stating that Fannie Mae's accounting practices did not comply with the U.S. generally accepted accounting principles and the stock subsequently dropped. We viewed the decline


2  Janus Adviser February 28, 2005

(unaudited)

as an overreaction, believing that the long-term value of the Fannie Mae franchise was not likely to be materially impacted by the current accounting controversy. Consequently, at that time, we decided not to sell our holdings. During the fourth quarter, Fannie Mae shares outperformed the market, as investors started to look ahead to the resolution of the current issues. The replacement of the company's top two managers, under whose watch the accounting mistakes were made, and issuance of preferred stock to strengthen the company's capital position further reinforced our view that Fannie Mae is on its way to remedying the situation.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------
[BAR CHART OMITTED]
                                        Focused Value Fund      S&P 500(R) Index
Reinsurance                                   14.5%                  0.0%
Finance - Mortgage Loan Banker                 9.1%                  1.1%
Super-Regional Banks                           7.8%                  4.9%
Multi-Line Insurance                           7.6%                  2.9%
Medical - Hospitals                            7.1%                  0.3%

Fifth Third Bancorp also negatively impacted performance during the period. Late in 2004, in an effort to reduce the company's interest rate risk, the bank announced a major balance sheet restructuring principally involving the sale of Mortgage-Backed Securities ("MBSs") from its available-for-sale securities portfolio. This resulted in one-time charges that lowered 2004 and 2005 earnings capability by about 10%. We were aware ahead of time that Fifth Third had elected to assume a certain amount of interest rate risk by owning unhedged MBSs in its portfolio but had hoped that any potential interest rate damage here might be offset by growth in low-cost deposits being put to work at wider spreads as corporate loan demand began to rise. In view of this bank's outstanding long-term record and improving corporate loan demand, which has now begun to rise at a healthy pace, we continue to hold a position in Fifth Third.

Another stock that hindered performance was hospital operator Universal Health Services. Bad debt expense continues to rise in this industry as the unemployed and workers with little or no health insurance continue to use hospital emergency rooms to obtain doctors' care. By law, hospitals must accept these indigent patients, even if they cannot pay their bills. Although certain secular issues in the hospital industry also continue to concern us (such as increased competition from physician-owned facilities and the risk of future unsatisfactory Medicare rate reimbursements), we still believe that the bad debt issue will subside somewhat once job growth resumes more robustly in the economy and that the stocks are attractively priced.

Select Financial Services Stocks Contributed to Performance

One of the biggest surprises during the year was the virtually stationary rate on the 10-year bond and the solid performance of a number of financial stocks. Standouts included Mercury General Corp., which enjoyed considerable price appreciation for the second year in a row before reaching our price target. We subsequently liquidated the position above our average cost. We also took gains on Freddie Mac, but continue to hold a modest position. Golden West Financial, Markel, Chubb and Cincinnati Financial also contributed strongly to our results. All of these winning financials were trimmed substantially, and this accounts for a large part of the cash residual that sits in the Fund today. However, long-term investors in the Fund know that we typically trim position sizes as price targets are approached.

Investment Strategy and Outlook

Going forward, we will continue to seek stocks that are solid and cheap on an absolute basis, not on a relative basis, as preservation of capital has always been one of our guiding stars. Like an infinitely patient cat waiting at the mouse hole for dinner to emerge, we need more of the mouse to show itself before pouncing. Until such absolute value emerges we will watch, armed with our large cash residual just waiting to be put to use.

Thank you for your continued investment and confidence.


                                              Janus Adviser February 28, 2005  3

Focused Value Fund (unaudited)

================================================================================
Performance
--------------------------------------------------------------------------------
                         Initial investment of $10,000

                            [MOUNTAIN CHART OMITTED]

                               Focused Value Fund -
                                  Class A Shares                S&P 500(R)
                                      (at MOP)                    Index
 3/30/1990*                           $ 9,425                    $10,000
 3/31/1990                            $ 9,425                    $10,000
 4/30/1990                            $ 9,208                    $ 9,751
 5/31/1990                            $10,057                    $10,701
 6/30/1990                            $ 9,943                    $10,629
 7/31/1990                            $ 9,576                    $10,595
 8/31/1990                            $ 8,558                    $ 9,637
 9/30/1990                            $ 7,776                    $ 9,168
10/31/1990                            $ 7,446                    $ 9,129
11/30/1990                            $ 8,030                    $ 9,719
12/31/1990                            $ 8,492                    $ 9,990
 1/31/1991                            $ 9,268                    $10,425
 2/28/1991                            $ 9,949                    $11,171
 3/31/1991                            $10,351                    $11,441
 4/30/1991                            $10,457                    $11,468
 5/31/1991                            $11,109                    $11,963
 6/30/1991                            $10,553                    $11,415
 7/31/1991                            $10,946                    $11,947
 8/31/1991                            $11,348                    $12,230
 9/30/1991                            $11,300                    $12,025
10/31/1991                            $11,319                    $12,187
11/30/1991                            $10,524                    $11,696
12/31/1991                            $11,737                    $13,034
 1/31/1992                            $11,933                    $12,791
 2/29/1992                            $12,181                    $12,956
 3/31/1992                            $11,985                    $12,704
 4/30/1992                            $12,254                    $13,077
 5/31/1992                            $12,316                    $13,141
 6/30/1992                            $12,171                    $12,946
 7/31/1992                            $12,576                    $13,475
 8/31/1992                            $12,233                    $13,199
 9/30/1992                            $12,337                    $13,354
10/31/1992                            $12,535                    $13,400
11/30/1992                            $13,221                    $13,857
12/31/1992                            $13,612                    $14,027
 1/31/1993                            $13,816                    $14,144
 2/28/1993                            $13,702                    $14,337
 3/31/1993                            $13,952                    $14,639
 4/30/1993                            $13,634                    $14,285
 5/31/1993                            $13,793                    $14,668
 6/30/1993                            $13,975                    $14,711
 7/31/1993                            $13,941                    $14,651
 8/31/1993                            $14,292                    $15,207
 9/30/1993                            $14,133                    $15,091
10/31/1993                            $14,258                    $15,403
11/30/1993                            $14,156                    $15,256
12/31/1993                            $14,430                    $15,440
 1/31/1994                            $14,912                    $15,965
 2/28/1994                            $14,597                    $15,532
 3/31/1994                            $14,043                    $14,855
 4/30/1994                            $14,685                    $15,045
 5/31/1994                            $15,152                    $15,292
 6/30/1994                            $14,509                    $14,917
 7/31/1994                            $14,723                    $15,407
 8/31/1994                            $15,240                    $16,039
 9/30/1994                            $14,749                    $15,647
10/31/1994                            $14,774                    $15,998
11/30/1994                            $14,282                    $15,416
12/31/1994                            $14,452                    $15,644
 1/31/1995                            $15,227                    $16,050
 2/28/1995                            $15,790                    $16,676
 3/31/1995                            $16,029                    $17,168
 4/30/1995                            $16,424                    $17,673
 5/31/1995                            $17,086                    $18,380
 6/30/1995                            $17,325                    $18,806
 7/31/1995                            $17,621                    $19,430
 8/31/1995                            $18,001                    $19,479
 9/30/1995                            $18,762                    $20,301
10/31/1995                            $18,790                    $20,228
11/30/1995                            $19,847                    $21,116
12/31/1995                            $20,285                    $21,523
 1/31/1996                            $21,096                    $22,256
 2/29/1996                            $21,218                    $22,462
 3/31/1996                            $21,234                    $22,678
 4/30/1996                            $21,218                    $23,013
 5/31/1996                            $21,433                    $23,606
 6/30/1996                            $21,846                    $23,696
 7/31/1996                            $21,280                    $22,649
 8/31/1996                            $21,770                    $23,127
 9/30/1996                            $22,811                    $24,429
10/31/1996                            $23,530                    $25,103
11/30/1996                            $24,678                    $27,000
12/31/1996                            $24,599                    $26,465
 1/31/1997                            $25,367                    $28,118
 2/28/1997                            $25,706                    $28,339
 3/31/1997                            $25,385                    $27,175
 4/30/1997                            $26,491                    $28,797
 5/31/1997                            $27,188                    $30,550
 6/30/1997                            $28,098                    $31,919
 7/31/1997                            $29,419                    $34,458
 8/31/1997                            $28,402                    $32,528
 9/30/1997                            $29,972                    $34,309
10/31/1997                            $30,454                    $33,163
11/30/1997                            $31,740                    $34,699
12/31/1997                            $33,040                    $35,295
 1/31/1998                            $33,140                    $35,685
 2/28/1998                            $34,621                    $38,259
 3/31/1998                            $35,281                    $40,218
 4/30/1998                            $36,001                    $40,622
 5/31/1998                            $35,601                    $39,924
 6/30/1998                            $36,642                    $41,546
 7/31/1998                            $35,741                    $41,104
 8/31/1998                            $31,679                    $35,161
 9/30/1998                            $32,139                    $37,413
10/31/1998                            $34,440                    $40,457
11/30/1998                            $36,811                    $42,909
12/31/1998                            $37,898                    $45,381
 1/31/1999                            $36,516                    $47,279
 2/28/1999                            $34,885                    $45,809
 3/31/1999                            $35,157                    $47,642
 4/30/1999                            $37,309                    $49,487
 5/31/1999                            $37,830                    $48,319
 6/30/1999                            $38,261                    $51,000
 7/31/1999                            $37,853                    $49,408
 8/31/1999                            $35,316                    $49,163
 9/30/1999                            $32,416                    $47,816
10/31/1999                            $34,228                    $50,841
11/30/1999                            $32,817                    $51,875
12/31/1999                            $32,566                    $54,930
 1/31/2000                            $31,128                    $52,170
 2/29/2000                            $27,203                    $51,183
 3/31/2000                            $31,105                    $56,190
 4/30/2000                            $31,881                    $54,499
 5/31/2000                            $32,634                    $53,381
 6/30/2000                            $31,219                    $54,697
 7/31/2000                            $32,223                    $53,842
 8/31/2000                            $33,319                    $57,186
 9/30/2000                            $36,605                    $54,167
10/31/2000                            $39,184                    $53,938
11/30/2000                            $39,709                    $49,686
12/31/2000                            $44,022                    $49,929
 1/31/2001                            $41,283                    $51,700
 2/28/2001                            $42,356                    $46,986
 3/31/2001                            $42,082                    $44,010
 4/30/2001                            $43,086                    $47,430
 5/31/2001                            $44,798                    $47,748
 6/30/2001                            $45,482                    $46,585
 7/31/2001                            $44,889                    $46,127
 8/31/2001                            $43,269                    $43,239
 9/30/2001                            $43,200                    $39,748
10/31/2001                            $43,451                    $40,505
11/30/2001                            $44,113                    $43,613
12/31/2001                            $45,333                    $43,995
 1/31/2002                            $45,927                    $43,353
 2/28/2002                            $47,229                    $42,516
 3/31/2002                            $48,098                    $44,116
 4/30/2002                            $49,629                    $41,441
 5/31/2002                            $48,920                    $41,136
 6/30/2002                            $46,384                    $38,206
 7/31/2002                            $45,516                    $35,228
 8/31/2002                            $46,201                    $35,458
 9/30/2002                            $42,294                    $31,605
10/31/2002                            $45,310                    $34,387
11/30/2002                            $45,334                    $36,411
12/31/2002                            $44,381                    $34,272
 1/31/2003                            $43,334                    $33,374
 2/28/2003                            $41,596                    $32,873
 3/31/2003                            $41,953                    $33,192
 4/30/2003                            $45,786                    $35,926
 5/31/2003                            $48,286                    $37,819
 6/30/2003                            $47,286                    $38,302
 7/31/2003                            $49,358                    $38,977
 8/31/2003                            $50,334                    $39,737
 9/30/2003                            $50,202                    $39,315
10/31/2003                            $52,439                    $41,539
11/30/2003                            $53,718                    $41,905
12/31/2003                            $55,273                    $44,102
 1/31/2004                            $56,945                    $44,912
 2/29/2004                            $57,477                    $45,536
 3/31/2004                            $56,768                    $44,849
 4/30/2004                            $56,261                    $44,145
 5/31/2004                            $56,059                    $44,751
 6/30/2004                            $57,146                    $45,621
 7/31/2004                            $55,797                    $44,111
 8/31/2004                            $56,347                    $44,289
 9/30/2004                            $55,797                    $44,769
10/31/2004                            $56,622                    $45,453
11/30/2004                            $58,109                    $47,292
12/31/2004                            $59,707                    $48,901
 1/31/2005                            $58,798                    $47,709
 2/28/2005                            $58,884                    $48,713

Average Annual Total Return - for the periods ended February 28, 2005
--------------------------------------------------------------------------------

                                            One         Five        Ten         Since
                                           Year         Year        Year      Inception*
---------------------------------------------------------------------------------------
Focused Value Fund - Investor Shares       2.36%       16.63%       13.85%      12.90%
---------------------------------------------------------------------------------------
Focused Value Fund - Class I Shares        2.17%       16.50%       13.69%      12.77%
---------------------------------------------------------------------------------------
Focused Value Fund - Class C Shares
NAV                                        1.68%       15.90%       13.05%      12.20%
MOP                                        0.78%       15.90%       13.05%      12.20%
---------------------------------------------------------------------------------------
Focused Value Fund - Class A Shares
NAV                                        2.45%       16.70%       14.07%      13.07%
MOP                                       (3.43)%      15.32%       13.40%      12.62%
---------------------------------------------------------------------------------------
S&P 500(R) Index                           6.98%       (0.98)%      11.32%      11.20%
=======================================================================================

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for current month end performance.

The performance shown for Class A Shares at Maximum Offering Price ("MOP") reflects the maximum 5.75% upfront sales charge on Class A Shares but does not include a 1% Contingent Deferred Sales Charge ("CDSC") that may be imposed on certain redemptions of Class A Shares purchased without an initial sales charge and redeemed within 12 months of purchase.

The performance shown at MOP for Class C Shares includes a 1% CDSC on periods of less than 12 months. The performance in the table at Net Asset Value ("NAV") does not include any applicable sales loads or CDSCs. Performance would have been lower had these charges been taken into account. All returns include reinvested dividends and capital gains, but do not include the effect of taxes that a shareholder would pay on fund distributions or the redemption of Fund Shares. Effective September 30, 2004, the 1% upfront sales charge on C Shares was eliminated.

Effective market close on March 28, 2005, the CDSC that may apply has been waived.

* The Fund's inception date - March 30, 1990.


4  Janus Adviser February 28, 2005

(unaudited)

Fund Expenses
--------------------------------------------------------------------------------

The examples below show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                       Beginning             Ending          Expenses Paid
                                     Account Value        Account Value      During Period
Expense Example - Investor Shares       (9/1/04)            (2/28/05)      (9/1/04-2/28/05)*
---------------------------------------------------------------------------------------------
Actual                                 $1,000.00            $1,044.60            $6.34
---------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)            $1,000.00            $1,018.60            $6.26
---------------------------------------------------------------------------------------------

                                       Beginning             Ending          Expenses Paid
                                     Account Value        Account Value      During Period
Expense Example - I Shares              (9/1/04)            (2/28/05)      (9/1/04-2/28/05)*
---------------------------------------------------------------------------------------------
Actual                                 $1,000.00            $1,043.70            $7.09
---------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)            $1,000.00            $1,017.85            $7.00
---------------------------------------------------------------------------------------------

                                       Beginning             Ending          Expenses Paid
                                     Account Value        Account Value      During Period
Expense Example - C Shares              (9/1/04)            (2/28/05)      (9/1/04-2/28/05)*
---------------------------------------------------------------------------------------------
Actual                                 $1,000.00            $1,041.40            $9.62
---------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)            $1,000.00            $1,015.37            $9.49
---------------------------------------------------------------------------------------------

                                       Beginning             Ending          Expenses Paid
                                     Account Value        Account Value      During Period
Expense Example - A Shares              (9/1/04)            (2/28/05)      (9/1/04-2/28/05)*
---------------------------------------------------------------------------------------------
Actual                                 $1,000.00            $1,044.50            $5.83
---------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)            $1,000.00            $1,019.09            $5.76
---------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 1.25% for Investor Shares, 1.40% for I Shares, 1.90% for C Shares and 1.15% for A Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

--------------------------------------------------------------------------------

See Notes to Schedules of Investments for index definitions. See "Explanations of Charts, Tables and Financial Statements." See Note 6 in Notes to Financial Statements.

Subject to approval by shareholders at a Special Meeting of Shareholders to be held May 17, 2005, Phoenix Investment Counsel, Inc. will replace Janus as the adviser of the funds. The funds will carry the Phoenix name and Vontobel will continue to serve as the funds' subadviser. Shareholders as of the record date of April 1, 2005 will receive a proxy statement that provides details about the Special Meeting of Shareholders.

Returns shown for Focused Value Fund for periods prior to October 13, 2003 are derived from the historical performance of Class A Shares of Vontobel US Value Fund. Returns are restated based on the Fund's fees and expenses (ignoring any fee and expense limitations), which are equal to or higher (prior to application of contractual expense waivers) than those of the Vontobel Fund.

This Fund is designed for long-term investors who can accept the special risks associated with value investing. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. Nondiversified portfolios may experience greater price volatility.

The Fund may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance the investment process will consistently lead to successful investing.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least September 30, 2005. Without such waivers, total returns would have been lower.

Vontobel Asset Management, Inc. is the subadviser to the Focused Value and International Equity Funds.


                                               Janus Adviser February 28, 2005 5

Focused Value Fund

Schedule of Investments
As of February 28, 2005

Shares or Principal Amount                                                Value
--------------------------------------------------------------------------------
Common Stock - 80.4%
Apparel Manufacturers - 1.3%
         25,200   Liz Claiborne, Inc. ............................  $ 1,065,960
Beverages - Wine and Spirits - 3.5%
         50,600   Diageo PLC (ADR) ...............................    2,897,862
Fiduciary Banks - 3.2%
         61,100   State Street Corp. .............................    2,679,235
Finance - Credit Card - 2.1%
         32,600   American Express Co. ...........................    1,765,290
Finance - Mortgage Loan Banker - 9.1%
         50,674   Fannie Mae .....................................    2,962,402
         74,500   Freddie Mac ....................................    4,619,000
                                                                      7,581,402
Food - Diversified - 4.1%
         13,500   General Mills, Inc. ............................      706,995
         38,600   Nestle S.A. (ADR) ..............................    2,678,840
                                                                      3,385,835
Instruments - Controls - 0.7%
         17,600   Watts Water Technologies, Inc. - Class A .......      585,200
Medical - Hospitals - 7.1%
         43,300   HCA, Inc. ......................................    2,044,193
         84,500   Health Management Associates, Inc. - Class A ...    1,940,965
         40,900   Universal Health Services, Inc. - Class B ......    1,930,480
                                                                      5,915,638
Motorcycle and Motor Scooter Manufacturing - 1.8%
         24,600   Harley-Davidson, Inc. ..........................    1,522,248
Multi-Line Insurance - 7.6%
         48,700   American International Group, Inc. .............    3,253,160
         59,117   Cincinnati Financial Corp. .....................    2,644,303
         17,337   Old Republic International Corp. ...............      415,915
                                                                      6,313,378
Property and Casualty Insurance - 3.1%
         24,700   Chubb Corp. ....................................    1,954,017
          1,775   Markel Corp.* ..................................      634,563
                                                                      2,588,580
Radio - 2.7%
         37,600   Entercom Communications Corp.* .................    1,294,192
         60,925   Saga Communications, Inc. - Class A* ...........      976,628
                                                                      2,270,820
Reinsurance - 14.5%
            134   Berkshire Hathaway, Inc. - Class A* ............   12,086,799
Retail - Discount - 3.4%
        115,900   TJX Companies, Inc. ............................    2,830,278
Retail - Jewelry - 3.0%
         58,400   Signet Group PLC (ADR) .........................    1,284,800
         39,200   Tiffany & Co. ..................................    1,181,880
                                                                      2,466,680
Savings/Loan/Thrifts - 3.4%
         46,300   Golden West Financial Corp. ....................    2,865,507
Super-Regional Banks - 7.8%
         86,000   Fifth Third Bancorp ............................    3,850,220
         45,400   Wells Fargo & Co. ..............................    2,695,852
                                                                      6,546,072
Textile-Home Furnishings - 2.0%
         19,050   Mohawk Industries, Inc.* .......................    1,709,547
--------------------------------------------------------------------------------
Total Common Stock (cost $59,205,934) ............................   67,076,331
--------------------------------------------------------------------------------
Repurchase Agreement - 19.4%
   $16,200,000    ABN Amro Bank N.V., 2.60%
                    dated 2/28/05, maturing 3/1/05
                    to be repurchased at $16,201,170
                    collateralized by $1,988,186
                    in Asset Backed Securities
                    0%, 6/27/16; AAA; $14,741,551
                    in U.S. Government Agencies
                    0% - 7.50%, 8/26/05 - 3/1/35
                    $4,375,339 in U.S. Treasury Bills/Notes
                    0% - 6.50%, 6/23/05 - 2/15/31;
                    with respective values of
                    $1,993,157, $10,107,244 and $4,423,600
                    (cost $16,200,000) ...........................  $16,200,000
--------------------------------------------------------------------------------
Total Investments (total cost $75,405,934) - 99.8% ...............   83,276,331
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.2% ....      142,452
--------------------------------------------------------------------------------
Net Assets - 100% ................................................  $83,418,783
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                                      Value    % of Investment Securities
--------------------------------------------------------------------------------
Switzerland                            $ 2,678,840                          3.2%
United Kingdom                           4,182,662                          5.0%
United States++                         76,414,829                         91.8%
--------------------------------------------------------------------------------
Total                                  $83,276,331                        100.0%

++ Includes Short-Term Securities (72.3% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements


6  Janus Adviser February 28, 2005

International Equity Fund (unaudited)                  Sub-advised by Vontobel
                                                        Asset Management, Inc.

================================================================================
Fund Strategy

International Equity Fund is a diversified fund that invests primarily in securities located outside the U.S. The Fund invests in companies believed to be well-managed, profitable and with proven operating histories in understandable, predictable businesses that are attractively priced.
================================================================================

                                                               [PHOTO]
                                                               Rajiv Jain
                                                               portfolio manager

Performance Overview

During the 12 months ended February 28, 2005, International Equity Fund gained, returning 26.08% for its Investor Shares (please see the chart on page 9 for additional Share Class performance). This compares to a 18.68% gain for the Fund's benchmark, the Morgan Stanley Capital International EAFE(R) Index.

From a sector standpoint, strong stock selection and an overweight position versus the Index in consumer staples and financial services helped us outpace the Index. The only groups that help back our relative results were energy and materials, two sectors we chose not to invest in. We therefore missed the whole bull market in energy, copper, steel and other real assets. Nonetheless, we seek predictability in an unpredictable world. This means that, given our exposure to predictable companies, we may underperform - at times significantly - when investors get excited about economic growth prospects and chase less predictable businesses with uncertain long-term economies.

Investment Strategy in This Environment

As always, we remain focused on our fundamental analysis of individual businesses, rather than on market opinions of their merits or macroeconomic conditions. We seek long-term sustainable growth. Sustainability in itself implies high quality, as both the fundamentals of a business and the quality of management must be exceptional in order for a business to sustain growth for five-plus years. Additionally, high return on equity is imperative, as it prevents the need for cash infusion (debt or equity) to sustain growth. We find value when companies' valuations by the market do not, in our opinion, correctly reflect the sustainability of the business.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                          February 28, 2005    February 29, 2004
Anglo Irish Bank Corporation PLC                 4.7%                 4.5%
Tesco PLC                                        4.4%                 3.4%
Northern Rock PLC                                4.1%                 4.2%
Enagas                                           3.4%                 2.3%
Macquarie Bank, Ltd.                             3.1%                 2.7%
British American Tobacco PLC                     3.0%                 3.0%
Nestle S.A.                                      2.8%                 3.4%
Red Electrica de Espana                          2.8%                 2.3%
ITC, Ltd. (GDR)                                  2.6%                 1.7%
Diageo PLC                                       2.5%                 4.0%

Portfolio Composition

As of February 28, 2005, the Fund's 47 holdings were in companies throughout 15 foreign countries, of which 4 were emerging markets, representing 18.1% of the Fund. Of the remaining 77.7% weighting in international markets, 56.8% were based in Europe and 19.5% in Asia/Pacific Basin. Meanwhile, the Fund's cash position was 4.2% and its top 10 equity holdings accounted for 33.4% of total net assets.

Earnings Growth Among Several Key Holdings and Select Australia-based Stocks Contributed to Performance

The primary reason the Fund outperformed the Index is that some of our large holdings were re-rated and their earnings grew in the double-digits. These included U.K. retailer Tesco, Spanish natural gas company Enagas Sa, Spanish electric company Red Electrica de Espana and Ireland-based Anglo Irish Bank.

Several of our Australian stocks also turned in strong performance during the period. In particular, we continue to like the total return potential of names like Macquarie Bank, an investment banker/broker and TABCORP, a diversified entertainment group.


                                              Janus Adviser February 28, 2005  7

International Equity Fund (unaudited)

Weak Performers Included a Swiss Cosmetics Company, Select Japanese Stocks and a Netherlands-based Beverage Company

Among the Fund's largest detractors was Oriflame Cosmetics SA of Sweden. Although Oriflame is the top direct seller of cosmetics in Russia, we were disappointed by recent results and the risk to margin pressures from direct competitor Avon Products and subsequently we sold our position.

Japan was not a very fruitful area of investment for us during the year. Among the Fund's worst performers were Japanese Tokyo Gas and office equipment company Ricoh, both of which were liquidated from the portfolio during the period. We sold our position in Tokyo Gas due to increased risk of price cuts being passed on to the consumer. With regard to Ricoh, we clearly underestimated the competitive threats from Xerox and the incentives required to promote color copying. We believe the stock remains very cheap and we may revisit Ricoh in the future.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------
[BAR CHART OMITTED]

                                                       Morgan Stanley Capital
                        International Equity Fund    International EAFE(R) Index
Commercial Banks                  16.2%                        18.3%
Tobacco                           10.5%                         0.8%
Food - Retail                      7.5%                         1.4%
Food - Diversified                 4.6%                         2.8%
Mortgage Banks                     4.1%                         0.1%

Top Countries - (% of Net Assets)
--------------------------------------------------------------------------------
[BAR CHART OMITTED]

United Kingdom                    29.8%
Australia                         12.8%
Spain                              8.2%
Switzerland                        7.7%
India                              7.1%

We also sold out of Heineken due to, what we believe are, structural issues in the U.S. and Europe, along with the strength of the euro, which has a real impact on Heineken's margins. Having said that, Heineken is a good franchise and will remain in our investable universe.

Investment Strategy and Outlook

Looking ahead, we believe that stock market returns will be much more muted through the remainder of 2005. If the market returns a mid-single-digit return, we would be thrilled. Although that may sound low after heady years, it's not bad when bonds in general are yielding around 4% and equity valuations in most market sectors are not as cheap as they were two years ago. Europe, we believe, offers some room for surprise as the price to valuation gap has grown relative to some of the Asian names, although European companies tend to have slower growth. While investors seem to be writing off Europe, at 12 to 13 times earnings and over a 3% yield, we believe the upside could be attractive over the next three years. We nevertheless, have sizeable exposure to Asia.

Going forward, our goal is for the Fund to achieve high-single digit earnings growth along with a decent dividend yield. If our earnings of the portfolio can grow modestly, and if one adds a +2% yield with not much multiple contraction, we think we can generate decent returns over a market cycle and remain true to our long run objective.

Thank you for your continued investment and confidence.


8  Janus Adviser February 28, 2005

(unaudited)

================================================================================
Performance

--------------------------------------------------------------------------------
                         Initial investment of $10,000

                            [MOUNTAIN CHART OMITTED]

                     International Equity      Morgan Stanley Capital
                     Fund -Class A Shares      International EAFE(R)
                            (at MOP)                  Index
  7/6/1990*                 $ 9,425                  $10,000
 7/31/1990                  $ 9,800                  $10,141
 8/31/1990                  $ 8,897                  $ 9,156
 9/30/1990                  $ 7,572                  $ 7,880
10/31/1990                  $ 8,537                  $ 9,108
11/30/1990                  $ 8,376                  $ 8,570
12/31/1990                  $ 8,208                  $ 8,710
 1/31/1991                  $ 8,454                  $ 8,991
 2/28/1991                  $ 8,969                  $ 9,955
 3/31/1991                  $ 9,038                  $ 9,357
 4/30/1991                  $ 9,092                  $ 9,449
 5/31/1991                  $ 9,346                  $ 9,548
 6/30/1991                  $ 9,015                  $ 8,847
 7/31/1991                  $ 9,285                  $ 9,281
 8/31/1991                  $ 9,446                  $ 9,093
 9/30/1991                  $ 9,531                  $ 9,605
10/31/1991                  $ 9,615                  $ 9,741
11/30/1991                  $ 9,300                  $ 9,286
12/31/1991                  $ 9,748                  $ 9,766
 1/31/1992                  $ 9,890                  $ 9,558
 2/29/1992                  $10,009                  $ 9,216
 3/31/1992                  $ 9,697                  $ 8,607
 4/30/1992                  $ 9,854                  $ 8,648
 5/31/1992                  $10,335                  $ 9,226
 6/30/1992                  $ 9,983                  $ 8,789
 7/31/1992                  $ 9,603                  $ 8,564
 8/31/1992                  $ 9,561                  $ 9,101
 9/30/1992                  $ 9,227                  $ 8,922
10/31/1992                  $ 9,232                  $ 8,454
11/30/1992                  $ 9,382                  $ 8,533
12/31/1992                  $ 9,469                  $ 8,577
 1/31/1993                  $ 9,487                  $ 8,576
 2/28/1993                  $ 9,753                  $ 8,835
 3/31/1993                  $10,213                  $ 9,605
 4/30/1993                  $10,561                  $10,517
 5/31/1993                  $10,677                  $10,739
 6/30/1993                  $10,475                  $10,572
 7/31/1993                  $10,782                  $10,942
 8/31/1993                  $11,481                  $11,532
 9/30/1993                  $11,568                  $11,273
10/31/1993                  $12,245                  $11,620
11/30/1993                  $11,911                  $10,604
12/31/1993                  $13,254                  $11,370
 1/31/1994                  $13,922                  $12,331
 2/28/1994                  $13,473                  $12,297
 3/31/1994                  $12,577                  $11,768
 4/30/1994                  $12,799                  $12,267
 5/31/1994                  $12,926                  $12,196
 6/30/1994                  $12,508                  $12,369
 7/31/1994                  $12,982                  $12,488
 8/31/1994                  $13,596                  $12,783
 9/30/1994                  $13,363                  $12,381
10/31/1994                  $13,420                  $12,793
11/30/1994                  $12,798                  $12,178
12/31/1994                  $12,410                  $12,254
 1/31/1995                  $11,486                  $11,784
 2/28/1995                  $11,521                  $11,750
 3/31/1995                  $11,761                  $12,483
 4/30/1995                  $12,090                  $12,952
 5/31/1995                  $12,268                  $12,798
 6/30/1995                  $12,175                  $12,573
 7/31/1995                  $12,856                  $13,356
 8/31/1995                  $12,811                  $12,847
 9/30/1995                  $12,990                  $13,098
10/31/1995                  $12,927                  $12,745
11/30/1995                  $13,240                  $13,100
12/31/1995                  $13,641                  $13,628
 1/31/1996                  $14,049                  $13,684
 2/29/1996                  $14,073                  $13,730
 3/31/1996                  $14,404                  $14,022
 4/30/1996                  $14,675                  $14,429
 5/31/1996                  $14,529                  $14,164
 6/30/1996                  $14,890                  $14,244
 7/31/1996                  $14,091                  $13,827
 8/31/1996                  $14,322                  $13,858
 9/30/1996                  $14,842                  $14,226
10/31/1996                  $14,906                  $14,080
11/30/1996                  $15,596                  $14,640
12/31/1996                  $15,800                  $14,452
 1/31/1997                  $15,776                  $13,946
 2/28/1997                  $16,090                  $14,174
 3/31/1997                  $16,126                  $14,226
 4/30/1997                  $16,120                  $14,301
 5/31/1997                  $17,037                  $15,232
 6/30/1997                  $17,622                  $16,072
 7/31/1997                  $18,501                  $16,332
 8/31/1997                  $16,998                  $15,112
 9/30/1997                  $18,159                  $15,959
10/31/1997                  $16,813                  $14,732
11/30/1997                  $16,849                  $14,582
12/31/1997                  $17,057                  $14,709
 1/31/1998                  $17,488                  $15,382
 2/28/1998                  $18,815                  $16,369
 3/31/1998                  $19,250                  $16,873
 4/30/1998                  $19,594                  $17,006
 5/31/1998                  $19,873                  $16,924
 6/30/1998                  $19,918                  $17,052
 7/31/1998                  $20,263                  $17,225
 8/31/1998                  $17,313                  $15,091
 9/30/1998                  $16,641                  $14,628
10/31/1998                  $18,003                  $16,153
11/30/1998                  $19,051                  $16,980
12/31/1998                  $19,796                  $17,650
 1/31/1999                  $19,861                  $17,598
 2/28/1999                  $19,160                  $17,179
 3/31/1999                  $19,904                  $17,896
 4/30/1999                  $20,562                  $18,621
 5/31/1999                  $19,384                  $17,662
 6/30/1999                  $20,496                  $18,351
 7/31/1999                  $20,865                  $18,896
 8/31/1999                  $21,213                  $18,965
 9/30/1999                  $21,395                  $19,156
10/31/1999                  $22,722                  $19,873
11/30/1999                  $25,436                  $20,564
12/31/1999                  $28,813                  $22,410
 1/31/2000                  $26,335                  $20,986
 2/29/2000                  $28,356                  $21,551
 3/31/2000                  $27,712                  $22,386
 4/30/2000                  $25,761                  $21,208
 5/31/2000                  $24,191                  $20,690
 6/30/2000                  $25,063                  $21,499
 7/31/2000                  $24,233                  $20,598
 8/31/2000                  $25,047                  $20,777
 9/30/2000                  $23,661                  $19,765
10/31/2000                  $23,098                  $19,298
11/30/2000                  $22,215                  $18,574
12/31/2000                  $23,062                  $19,235
 1/31/2001                  $22,658                  $19,225
 2/28/2001                  $20,257                  $17,783
 3/31/2001                  $18,496                  $16,598
 4/30/2001                  $19,875                  $17,751
 5/31/2001                  $19,000                  $17,125
 6/30/2001                  $18,102                  $16,425
 7/31/2001                  $17,696                  $16,126
 8/31/2001                  $17,300                  $15,717
 9/30/2001                  $15,220                  $14,125
10/31/2001                  $15,774                  $14,487
11/30/2001                  $16,113                  $15,021
12/31/2001                  $16,225                  $15,110
 1/31/2002                  $15,107                  $14,307
 2/28/2002                  $15,197                  $14,408
 3/31/2002                  $16,122                  $15,257
 4/30/2002                  $16,626                  $15,288
 5/31/2002                  $16,977                  $15,481
 6/30/2002                  $16,642                  $14,865
 7/31/2002                  $15,339                  $13,398
 8/31/2002                  $15,611                  $13,367
 9/30/2002                  $14,101                  $11,932
10/31/2002                  $14,777                  $12,573
11/30/2002                  $15,057                  $13,144
12/31/2002                  $14,893                  $12,702
 1/31/2003                  $14,015                  $12,171
 2/28/2003                  $13,904                  $11,892
 3/31/2003                  $13,914                  $11,658
 4/30/2003                  $15,094                  $12,801
 5/31/2003                  $15,821                  $13,577
 6/30/2003                  $15,959                  $13,905
 7/31/2003                  $15,862                  $14,241
 8/31/2003                  $16,352                  $14,585
 9/30/2003                  $16,998                  $15,035
10/31/2003                  $17,772                  $15,972
11/30/2003                  $18,128                  $16,327
12/31/2003                  $19,462                  $17,603
 1/31/2004                  $19,803                  $17,852
 2/29/2004                  $20,287                  $18,264
 3/31/2004                  $20,419                  $18,366
 4/30/2004                  $20,183                  $17,951
 5/31/2004                  $19,881                  $18,011
 6/30/2004                  $20,386                  $18,406
 7/31/2004                  $19,933                  $17,809
 8/31/2004                  $20,040                  $17,887
 9/30/2004                  $20,945                  $18,355
10/31/2004                  $21,585                  $18,981
11/30/2004                  $23,316                  $20,277
12/31/2004                  $24,957                  $21,167
 1/31/2005                  $24,567                  $20,778
 2/28/2005                  $25,589                  $21,676

Average Annual Total Return - for the periods ended February 28, 2005
--------------------------------------------------------------------------------

                                                          One            Five            Ten            Since
                                                         Year            Year            Year         Inception*
-----------------------------------------------------------------------------------------------------------------
International Equity Fund - Investor Shares             26.08%         (2.13)%          8.21%           6.97%
-----------------------------------------------------------------------------------------------------------------
International Equity Fund - Class I Shares              25.87%         (2.27)%          8.07%           6.84%
-----------------------------------------------------------------------------------------------------------------
International Equity Fund - Class C Shares
NAV                                                     25.21%         (2.56)%          7.73%           6.45%
MOP                                                     23.90%         (2.56)%          7.73%           6.45%
-----------------------------------------------------------------------------------------------------------------
International Equity Fund - Class A Shares
NAV                                                     26.15%         (2.03)%          8.31%           7.06%
MOP                                                     18.91%         (3.19)%          7.67%           6.62%
-----------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital
International EAFE(R) Index#                            18.68%          0.12%           6.32%           5.42%
=================================================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for current month end performance.

The performance shown for Class A Shares at Maximum Offering Price ("MOP") reflects the maximum 5.75% upfront sales charge on Class A Shares but does not include a 1% Contingent Deferred Sales Charge ("CDSC") that may be imposed on certain redemptions of Class A Shares purchased without an initial sales charge and redeemed within 12 months of purchase.

The performance shown at MOP for Class C Shares includes a 1% CDSC on periods of less than 12 months. The performance in the table at Net Asset Value ("NAV") does not include any applicable sales loads or CDSCs. Performance would have been lower had these charges been taken into account. All returns include reinvested dividends and capital gains, but do not include the effect of taxes that a shareholder would pay on fund distributions or the redemption of Fund Shares. Effective September 30, 2004, the 1% upfront sales charge on C Shares was eliminated.

Effective market close on March 28, 2005, the CDSC that may apply has been waived.

# Since inception return is calculated based on historical information from June 30, 1990 to February 28, 2005.
*     The Fund's inception date - July 6, 1990.


                                              Janus Adviser February 28, 2005  9

International Equity Fund (unaudited)

Fund Expenses
--------------------------------------------------------------------------------
The examples below show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                          Beginning                  Ending               Expenses Paid
                                        Account Value            Account Value            During Period
Expense Example - Investor Shares          (9/1/04)                (2/28/05)            (9/1/04-2/28/05)*
----------------------------------------------------------------------------------------------------------
Actual                                    $1,000.00                $1,277.30                  $7.62
----------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)               $1,000.00                $1,018.10                  $6.76
----------------------------------------------------------------------------------------------------------

                                          Beginning                  Ending               Expenses Paid
                                        Account Value            Account Value            During Period
Expense Example - I Shares                 (9/1/04)                (2/28/05)            (9/1/04-2/28/05)*
----------------------------------------------------------------------------------------------------------
Actual                                    $1,000.00                $1,276.00                  $8.46
----------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)               $1,000.00                $1,017.36                  $7.50
----------------------------------------------------------------------------------------------------------

                                          Beginning                  Ending               Expenses Paid
                                        Account Value            Account Value            During Period
Expense Example - C Shares                 (9/1/04)                (2/28/05)            (9/1/04-2/28/05)*
----------------------------------------------------------------------------------------------------------
Actual                                    $1,000.00                $1,272.50                  $11.27
----------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)               $1,000.00                $1,014.88                  $9.99
----------------------------------------------------------------------------------------------------------

                                          Beginning                  Ending               Expenses Paid
                                        Account Value            Account Value            During Period
Expense Example - A Shares                 (9/1/04)                (2/28/05)            (9/1/04-2/28/05)*
----------------------------------------------------------------------------------------------------------
Actual                                    $1,000.00                $1,277.10                  $7.06
----------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)               $1,000.00                $1,018.60                  $6.26
----------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 1.35% for Investor Shares, 1.50% for I Shares, 2.00% for C Shares and 1.25% for A Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

--------------------------------------------------------------------------------
Since inception returns reflect the returns of Vontobel International Equity Fund from July 6, 1990, when Vontobel Asset Management, Inc. became the Fund's investment adviser. Previous periods during which the Fund was advised by other investment advisers are not shown. Returns stated for periods prior to October 13, 2003 are derived from the historical performance of Class A Shares of Vontobel International Equity Fund. Returns are restated based on the Fund's fees and expenses (ignoring any fee and expense limitations), which are equal to or higher (prior to application of contractual expense waivers) than those of the Vontobel Fund.

See Notes to Schedules of Investments for index definitions. See "Explanations of Charts, Tables and Financial Statements." See Note 6 in Notes to Financial Statements.

Subject to approval by shareholders at a Special Meeting of Shareholders to be held May 17, 2005, Phoenix Investment Counsel, Inc. will replace Janus as the adviser of the funds. The funds will carry the Phoenix name and Vontobel will continue to serve as the funds' subadviser. Shareholders as of the record date of April 1, 2005 will receive a proxy statement that provides details about the Special Meeting of Shareholders.

For Investor Shares and Class I Shares, a 2.00% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower. Effective market close on March 28, 2005, the 2% redemption fee that may be imposed on shares held for three months or less has been waived for investors wishing to redeem from the Fund pending the effective date of the new advisory and subadvisory agreements.

The Fund may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund may have significant exposure to emerging markets which may lead to greater price volatility.

Returns have sustained significant gains and losses due to market volatility in the consumer staples and financials sectors.

There is no assurance the investment process will consistently lead to successful investing.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least September 30, 2005. Without such waivers, total returns would have been lower.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Vontobel Asset Management, Inc. is the subadviser to the Focused Value and International Equity Funds.


10  Janus Adviser February 28, 2005

Schedule of Investments
As of February 28, 2005

Shares or Principal Amount                                                Value
--------------------------------------------------------------------------------
Common Stock - 94.7%
Applications Software - 2.2%
         42,400   Infosys Technologies, Ltd. ....................  $  2,172,090
Athletic Footwear - 1.3%
          5,700   Puma A.G. Rudolf Dassler Sport ................     1,336,639
Automotive - Cars and Light Trucks - 2.2%
         54,700   Toyota Motor Corp. ............................     2,129,810
Beverages - Non-Alcoholic - 1.4%
          1,423   Lotte Chilsung Beverage Company, Ltd. .........     1,400,532
Beverages - Wine and Spirits - 2.5%
        174,841   Diageo PLC ....................................     2,488,409
Building - Residential and Commercial - 2.4%
        181,676   Barratt Developments PLC ......................     2,351,736
Commercial Banks - 16.2%
        176,555   Anglo Irish Bank Corporation PLC ..............     4,652,153
         10,033   Banco Itau Holdings Financeira S.A.* ..........     1,735,699
         28,833   Banco Popular Espanol S.A. ....................     1,996,698
         18,600   BNP Paribas S.A. ..............................     1,349,629
         49,000   HDFC Bank, Ltd. (ADR) .........................     2,305,450
         70,891   Royal Bank of Scotland Group PLC ..............     2,429,382
         17,700   UBS A.G. ......................................     1,538,000
                                                                     16,007,011
Commercial Services - 1.0%
        762,200   Singapore Airport Terminal Services, Ltd. .....     1,010,439
Cosmetics and Toiletries - 1.4%
          5,848   Amorepacific Corp. ............................     1,351,533
Distribution/Wholesale - 1.4%
        192,500   Esprit Holdings, Ltd. .........................     1,369,922
Diversified Operations - 3.4%
        137,000   Remgro, Ltd. ..................................     2,132,204
         38,500   Wesfarmers, Ltd.* .............................     1,192,538
                                                                      3,324,742
Electric - Transmission - 2.8%
        107,200   Red Electrica de Espana .......................     2,767,899
Finance - Investment Bankers/Brokers - 3.1%
         77,500   Macquarie Bank, Ltd. ..........................     3,020,658
Finance - Mortgage Loan Banker - 1.7%
        160,100   Kensington Group PLC ..........................     1,650,330
Food - Confectionary - 1.4%
          1,010   Lindt & Spruengli A.G. ........................     1,407,320
Food - Diversified - 4.6%
        173,831   Cadbury Schweppes PLC .........................     1,707,267
          9,990   Nestle S.A. ...................................     2,774,522
                                                                      4,481,789
Food - Retail - 7.5%
          7,600   Colruyt S.A. ..................................     1,306,198
        749,043   Tesco PLC .....................................     4,394,564
        140,929   Woolworths, Ltd. ..............................     1,737,180
                                                                      7,437,942
Gambling-Non Hotel - 1.2%
         83,948   TABCORP Holdings, Ltd. ........................     1,151,842
Gas - Distribution - 3.4%
        202,800   Enagas ........................................     3,327,055
Investment Companies - 1.7%
        651,479   Macquarie Airports ............................     1,728,940
Mortgage Banks - 4.1%
        267,358   Northern Rock PLC .............................     4,038,956
Property and Casualty Insurance - 3.9%
        301,700   Insurance Australia Group, Ltd. ...............     1,529,643
            158   Millea Holdings, Inc. .........................     2,312,637
                                                                      3,842,280
Property Trust - 2.3%
        170,200   Westfield Group ...............................     2,271,926
Publishing - Newspapers - 2.1%
        194,500   Johnston Press PLC ............................     2,112,134
Real Estate Management/Services - 1.1%
         27,000   Daito Trust Construction Company, Ltd. ........     1,110,686
Retail - Jewelry - 1.7%
        792,655   Signet Group PLC ..............................     1,706,301
Security Services - 1.4%
         34,090   S1 Corp. ......................................     1,377,048
Soap and Cleaning Preparations - 1.6%
         51,116   Reckitt Benckiser PLC .........................     1,611,217
Television - 1.3%
         43,800   M6 Metropole Television .......................     1,255,604
Tobacco - 10.5%
        163,489   British American Tobacco PLC ..................     3,000,857
         73,312   Imperial Tobacco Group PLC ....................     1,955,771
         85,700   ITC, Ltd. (GDR) ...............................     2,536,720
         46,600   KT&G Corp .....................................     1,469,233
        103,100   Souza Cruz S.A. ...............................     1,381,958
                                                                     10,344,539
Transportation - Services - 1.9%
          8,639   Kuehne & Nagel International A.G. .............     1,897,128
--------------------------------------------------------------------------------
Total Common Stock (cost $76,748,588) ...........................    93,484,457
--------------------------------------------------------------------------------
Preferred Stock - 1.1%
Medical - Hospitals - 1.1%
         15,075   Rhoen-Klinikum A.G.
                    (cost $812,078) .............................     1,033,970
--------------------------------------------------------------------------------
Repurchase Agreement - 7.5%
      7,400,000   ABN Amro Bank N.V., 2.60%
                    dated 2/28/05, maturing 3/1/05
                    to be repurchased at $7,400,534
                    collateralized by $908,184
                    in Asset Backed Securities
                    0%, 6/27/16; AAA; $6,733,795
                    in U.S. Government Agencies
                    0% - 7.50%, 8/26/05 - 3/1/35
                    $1,998,612 in U.S. Treasury Bills/Notes
                    0% - 6.50%, 6/23/05 - 2/15/31;
                    with respective values of
                    $910,454, $4,616,889 and $2,020,657
                    (cost $7,400,000) ...........................     7,400,000
--------------------------------------------------------------------------------
Total Investments (total cost $84,960,666) - 103.3% .............   101,918,427
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets -(3.3)% ..    (3,237,510)
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................  $ 98,680,917
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                         Value                % of Investment Securities
--------------------------------------------------------------------------------
Australia                    $ 12,632,728                                 12.4%
Belgium                         1,306,198                                  1.3%
Bermuda                         1,369,922                                  1.3%
Brazil                          3,117,657                                  3.1%
France                          2,605,233                                  2.5%
Germany                         2,370,609                                  2.3%
India                           7,014,260                                  6.9%
Ireland                         4,652,152                                  4.6%
Japan                           5,553,133                                  5.4%
Singapore                       1,010,439                                  1.0%
South Africa                    2,132,204                                  2.1%
South Korea                     5,598,346                                  5.5%
Spain                           8,091,652                                  7.9%
Switzerland                     7,616,970                                  7.5%
United Kingdom                 29,446,924                                 28.9%
United States++                 7,400,000                                  7.3%
--------------------------------------------------------------------------------
Total                        $101,918,427                                100.0%

++Includes Short-Term Securities (0% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements


                                             Janus Adviser February 28, 2005  11

Statements of Assets and Liabilities

As of February 28, 2005                                                                           Focused Value     International
(all numbers in thousands except net asset value per share)                                           Fund           Equity Fund
---------------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments at cost(1)                                                                             $  75,406         $  84,961
 Investments at value(1)                                                                            $  83,276         $ 101,918
  Cash                                                                                                    168               166
  Receivables:
    Investments sold                                                                                      181                --
    Portfolio shares sold                                                                                 214               986
    Dividends                                                                                              45               206
    Interest                                                                                                1                 1
  Other Assets                                                                                              2                 1
---------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                                                           83,887           103,278
---------------------------------------------------------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investments purchased                                                                                   311             4,264
  Portfolio shares repurchased                                                                             31               213
  Dividends                                                                                                --                --
  Advisory fees                                                                                            35                32
  Transfer agent fees and expenses                                                                          4                 1
  Trustees fees and expenses                                                                               30                 8
  Administrative fees - Investor Shares                                                                     5                 7
  Administrative fees - I Shares                                                                            1                --
  Distribution fees - Investor Shares                                                                      14                17
  Distribution fees - I Shares                                                                              1                --
  Distribution fees - C Shares                                                                              2                --
  Distribution fees - A Shares                                                                              1                 1
  Networking fees - C Shares                                                                                1                --
  Networking fees - A Shares                                                                                2                 1
  Foreign Tax Liability                                                                                    --                31
 Accrued expenses                                                                                          30                22
---------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                                                         468             4,597
Net Assets                                                                                          $  83,419         $  98,681
---------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
 Capital (par value and paid-in-surplus)*                                                           $  71,855         $  87,807
 Undistributed net investment income/(loss)*                                                               62              (215)
 Undistributed net realized gain/(loss) from investments and foreign currency transactions*             3,632            (5,819)
 Unrealized appreciation/(depreciation) of investments and foreign currency translations                7,870            16,908(2)
---------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                    $  83,419         $  98,681
---------------------------------------------------------------------------------------------------------------------------------
Net Assets - Investor Shares                                                                        $  70,842         $  94,261
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)                                    3,426             4,962
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                                                           $   20.68         $   19.00
---------------------------------------------------------------------------------------------------------------------------------
Net Assets - I Shares                                                                               $   3,941         $   1,667
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)                                      191                88
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                                                           $   20.63         $   19.00
---------------------------------------------------------------------------------------------------------------------------------
Net Assets - C Shares                                                                               $   3,516         $      39
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)                                      174                 2
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share(3)                                                   $   20.23         $   19.11
---------------------------------------------------------------------------------------------------------------------------------
Net Assets - A Shares                                                                               $   5,120         $   2,714
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)                                      247               143
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share(3)                                                   $   20.74         $   19.02
Maximum Offering Price Per Share(4)                                                                 $   22.01         $   20.18
---------------------------------------------------------------------------------------------------------------------------------

*See Note 4 in Notes to Financial Statements.
(1) Investments at cost and value at February 28, 2005 include repurchase agreements of $16,200,000 for Focused Value Fund.
(2)   Net of foreign taxes on investments of $31,456 for International Equity
      Fund.
(3)   Redemption price per share may be reduced by any applicable CDSC.
(4)   Maximum offering price is computed at 100/94.25 of net asset value.


See Notes to Financial Statements.


12  Janus Adviser February 28, 2005

Statements of Operations

For the fiscal year ended February 28, 2005                                      Focused Value     International
(all numbers in thousands)                                                          Fund            Equity Fund
-----------------------------------------------------------------------------------------------------------------
Investment Income:
   Interest                                                                        $    194          $     44
   Dividends                                                                            919             1,184
   Foreign tax withheld                                                                  (3)             (122)
-----------------------------------------------------------------------------------------------------------------
Total Investment Income                                                               1,110             1,106
-----------------------------------------------------------------------------------------------------------------
 Expenses:
   Advisory fees                                                                        791               421
   Transfer agent fees and expenses                                                      41                31
   Registration fees                                                                     82                73
   Postage and mailing expenses                                                          10                 4
   Custodian fees                                                                        31                43
   Printing expenses                                                                     19                13
   Legal fees                                                                            31                30
   Professional fees                                                                     19                20
   Trustees fees and expenses                                                           236               100
   Administrative Service fees - Investor Shares                                         70                40
   Administrative Service fees - I Shares                                                12                 3
   Distribution fees - Investor Shares                                                  176                99
   Distribution fees - I Shares                                                          12                 3
   Distribution fees - C Shares                                                          25                --
   Distribution fees - A Shares                                                          12                 4
   Networking fees - C Shares                                                             1                --
   Networking fees - A Shares                                                             2                 1
   Other expenses                                                                        20                23
-----------------------------------------------------------------------------------------------------------------
Total Expenses                                                                        1,590               908
Expense and Fee Offset                                                                   --                (1)
Net Expenses                                                                          1,590               907
Excess Expense Reimbursement                                                           (542)             (333)
Net Expenses after Expense Reimbursement                                              1,048               574
Net Investment Income/(Loss)                                                             62               532
-----------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions                              6,273             2,420
   Net realized gain/(loss) from foreign currency transactions                           --              (556)
   Change in unrealized net appreciation/(depreciation) of investments and
      foreign currency translations                                                  (4,345)            9,968(1)
   Payment from affiliate (Note 2)                                                        1                 1
-----------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                                1,929            11,833
Net Increase/(Decrease) in Net Assets Resulting from Operations                    $  1,991          $ 12,365
-----------------------------------------------------------------------------------------------------------------

(1)   Net of foreign taxes on investments of $31,456 for International Equity
      Fund.

See Notes to Financial Statements.


                                             Janus Adviser February 28, 2005  13

Statements of Changes in Net Assets

For the fiscal year ended February 28, 2005, the two                         Focused Value                    International
month fiscal period ended February 29, 2004 and for the                        Fund(1)                           Equity(2)
fiscal year ended December 31, 2003 (all numbers in thousands)       2005       2004       2003        2005        2004   2003(3)(4)
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $     62   $    (56)  $   (715)   $    532    $      5    $     19
  Net realized gain/(loss) from investment and
    foreign currency transactions                                   6,273      2,551      8,813       1,864         218       1,652
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations               (4,345)       498      5,996       9,968       1,005       5,279
  Payment from affiliate (Note 2)                                       1         --         --           1          --          26
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     1,991      2,993     14,094      12,365       1,228       6,976
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    Investor Shares                                                    --         --         --        (492)         --        (128)
    Class I Shares                                                     --         --         --          (9)         --          (9)
    Class C Shares                                                     --         --         --          --          --          --
    Class A Shares                                                     --         --         --         (20)         --          (7)
  Net realized gain from investment transactions*
    Investor Shares                                                (7,871)        --     (3,790)       (486)         --        (704)
    Class I Shares                                                   (539)        --       (386)        (20)         --         (41)
    Class C Shares                                                   (280)        --        (75)         --          --          --
    Class A Shares                                                   (545)        --       (190)        (25)         --         (42)
  Return of Capital*
    Investor Shares                                                    --         --         --          --          --         (91)
    Class I Shares                                                     --         --         --          --          --          (6)
    Class C Shares                                                     --         --         --          --          --          --
    Class A Shares                                                     --         --         --          --          --          (6)
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                      (9,235)        --     (4,441)     (1,052)         --      (1,034)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Investor Shares                                                18,186      9,707      5,379      64,149       2,590       2,591
      Capital Transferred                                             N/A        N/A     53,231         N/A         N/A      20,887
    Class I Shares                                                     89         44         94         382           1          37
      Capital Transferred                                             N/A        N/A      5,687         N/A         N/A       1,435
    Class C Shares                                                  1,653        419        843          24          --          10
    Class A Shares                                                  2,193        113     15,803       1,109          27      13,148
  Redemption fees
    Investor Shares                                                   N/A        N/A        N/A          15           3           1
    Class I Shares                                                    N/A        N/A        N/A          --          --          --
  Reinvested dividends and distributions
    Investor Shares                                                 7,716         --      1,774         966          --         694
    Class I Shares                                                    481         --        153          19          --          24
    Class C Shares                                                    267         --         36          --          --          --
    Class A Shares                                                    520         --         73          39          --          36
  Shares repurchased
    Investor Shares                                               (18,911)    (4,195)   (10,554)     (9,433)     (1,285)     (3,755)
    Class I Shares                                                 (1,990)      (455)    (1,208)       (310)       (164)       (415)
    Class C Shares                                                    (32)        --        (18)         --          --          --
    Class A Shares                                                   (941)      (265)   (61,614)       (313)        (78)    (18,940)
      Capital Transferred                                             N/A        N/A    (58,918)        N/A         N/A     (22,322)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions             9,231      5,368    (49,239)     56,647       1,094      (6,569)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                               1,987      8,361    (39,586)     67,960       2,322        (627)
Net Assets:
   Beginning of period                                             81,432     73,071    112,657      30,721      28,399      29,026
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                                 $ 83,419   $ 81,432   $ 73,071    $ 98,681    $ 30,721    $ 28,399
Undistributed net investment income/(loss)*                      $     62         --         --    $   (215)   $    (67)   $     (7)
------------------------------------------------------------------------------------------------------------------------------------

*See Note 4 in Notes to Financial Statements.

(1)   Vontobel US Value Fund prior to reorganization (Note 1 and Note 6).
(2)   Vontobel International Equity Fund prior to reorganization (Note 1 and
      Note 6).
(3) Certain prior year amounts have been reclassified to conform to current year presentation.
(4)   Commencement of operations of Class C Shares was October 13, 2003.

See Notes to Financial Statements.


14  Janus Adviser February 28, 2005

Financial Highlights - Investor Shares

For a share outstanding during the fiscal year ended
February 28, 2005, the two month fiscal period ended                               Focused Value Fund(1)
February 29, 2004 and through each fiscal year ended December 31         2005              2004              2003
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $  22.65          $  21.78          $  18.64
------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                            .02                --(2)             --(2)
  Net gains/(losses) on securities (both realized and unrealized)         .47               .87              4.46
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                          .49               .87              4.46
------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                                  --                --                --
  Distributions (from capital gains)*                                   (2.46)               --             (1.32)
  Payment from Affiliate                                                   --(3)             --                --
------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                           (2.46)               --             (1.32)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $  20.68          $  22.65          $  21.78
------------------------------------------------------------------------------------------------------------------------
Total Return**                                                           2.36%(4)          3.99%            24.32%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                             $ 70,842          $ 70,034          $ 61,970
Average Net Assets for the Period (in thousands)                     $ 70,336          $ 66,560          $ 67,077
Ratio of Gross Expenses to Average Net Assets***                         1.25%(5)          1.25%(5)          2.14%(5)
Ratio of Net Expenses to Average Net Assets***                           1.25%(5)          1.25%(5)          2.14%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***           0.10%            (0.42)%           (0.90)%
Portfolio Turnover Rate***                                                 40%               55%               21%

For a share outstanding during the fiscal year ended                                   Vontobel
February 28, 2005, the two month fiscal period ended                           US Value Fund - A Shares
February 29, 2004 and through each fiscal year ended December 31        2002              2001              2000
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $  19.86          $  19.29          $  14.27
-----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                          (.09)             (.12)              .02
  Net gains/(losses) on securities (both realized and unrealized)       (.33)              .71              5.00
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                        (.42)              .59              5.02
-----------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                                 --              (.02)               --
  Distributions (from capital gains)*                                   (.80)               --                --
  Payment from Affiliate                                                  --                --                --
-----------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                           (.80)             (.02)               --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $  18.64          $  19.86          $  19.29
-----------------------------------------------------------------------------------------------------------------
Total Return**                                                         (2.20)%            3.06%            35.18%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $112,302          $ 86,157          $137,238
Average Net Assets for the Period (in thousands)                         N/A               N/A               N/A
Ratio of Gross Expenses to Average Net Assets***                        1.74%(6)          1.75%(7)          1.75%
Ratio of Net Expenses to Average Net Assets***                          1.72%             1.75%(7)          1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***         (0.63)%           (0.43)%            0.23%
Portfolio Turnover Rate***                                                76%               66%              104%

For a share outstanding during the fiscal year ended                                   International
February 28, 2005, the two month fiscal period ended                                  Equity Fund(8)
February 29, 2004 and through each fiscal year ended December 31         2005              2004              2003
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $  15.46          $  14.83          $  11.86
-----------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                            .15              (.03)              .12
  Net gains/(losses) on securities (both realized and unrealized)        3.81               .66              3.38
-----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         3.96               .63              3.50
-----------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                                (.16)               --              (.07)
  Distributions (from capital gains)*                                    (.26)               --              (.43)
  Tax return of capital*                                                   --                --              (.05)
  Redemption fees                                                          --(9)             --(9)             --(9)
  Payment from affiliate                                                   --(3)             --               .02
-----------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                            (.42)               --              (.53)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $  19.00          $  15.46          $  14.83
-----------------------------------------------------------------------------------------------------------------------
Total Return**                                                          26.08%(4)          4.25%            29.99%
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                             $ 94,261          $ 27,924          $ 25,506
Average Net Assets for the Period (in thousands)                     $ 39,511          $ 27,413          $ 23,269
Ratio of Gross Expenses to Average Net Assets***                         1.35%(5)          1.35%(5)          2.91%(5)
Ratio of Net Expenses to Average Net Assets***                           1.35%(5)          1.35%(5)          2.91%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***           1.24%             0.09%             0.07%
Portfolio Turnover Rate***                                                 32%               41%               65%

For a share outstanding during the fiscal year ended                            Vontobel International
February 28, 2005, the two month fiscal period ended                            Equity Fund - A Shares
February 29, 2004 and through each fiscal year ended December 31        2002              2001              2000
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $  12.88          $  18.86          $  28.01
-----------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                           .03              (.10)             (.03)
  Net gains/(losses) on securities (both realized and unrealized)      (1.05)            (5.41)            (5.30)
-----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                       (1.02)            (5.51)            (5.33)
-----------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                                 --              (.12)             (.08)
  Distributions (from capital gains)*                                     --              (.35)            (3.74)
  Tax return of capital*                                                 N/A               N/A               N/A
  Redemption fees                                                        N/A               N/A               N/A
  Payment from affiliate                                                  --                --                --
-----------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                             --              (.47)            (3.82)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $  11.86          $  12.88          $  18.86
-----------------------------------------------------------------------------------------------------------------
Total Return**                                                         (7.92)%          (29.22)%          (18.70)%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $ 29,026          $ 44,356          $133,233
Average Net Assets for the Period (in thousands)                         N/A               N/A               N/A
Ratio of Gross Expenses to Average Net Assets***                        2.44%             1.89%(7)          1.39%
Ratio of Net Expenses to Average Net Assets***                          2.44%             1.88%(7)          1.38%
Ratio of Net Investment Income/(Loss) to Average Net Assets***          0.18%            (0.38)%           (0.15)%
Portfolio Turnover Rate***                                                98%               92%               69%

*     See Note 4 in Notes to Financial Statements.
**    Total return not annualized for periods of less than one full year.
***   Annualized for periods of less than one full year.
(1)   Vontobel US Value Fund prior to reorganization (Note 1 and Note 6).
(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(3) Payment from affiliate aggregated less than $.01 on a per share basis for the period ended February 28, 2005.
(4) During the fiscal year ended February 28, 2005, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting form certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(5)   See Notes 5 and 6 in Notes to Financial Statements.
(6) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(7) Expense ratio has increased by 0.29% for Vontobel US Value Fund and 0.13% for Vontobel International Equity Fund as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.
(8)   Vontobel International Equity Fund prior to reorganization (Note 1 and
      Note 6).
(9) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.

See Notes to Financial Statements.


                                             Janus Adviser February 28, 2005  15

Financial Highlights - Class I Shares

For a share outstanding during the fiscal year ended
February 28, 2005, the two month fiscal period ended                                Focused Value Fund(1)
February 29, 2004 and through each fiscal year ended December 31           2005              2004              2003
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $  22.64          $  21.78          $  18.64
------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                            (.02)             (.01)             (.02)
   Net gains/(losses) on securities (both realized and unrealized)          .47               .87              4.48
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                            .45               .86              4.46
------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                    --                --                --
  Distributions (from capital gains)*                                     (2.46)               --             (1.32)
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                       (2.46)               --             (1.32)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $  20.63          $  22.64          $  21.78
------------------------------------------------------------------------------------------------------------------------
Total Return**                                                             2.17%             3.95%            24.32%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                               $  3,941          $  5,825          $  6,005
Average Net Assets for the Period (in thousands)                       $  4,724          $  5,915          $  7,057
Ratio of Gross Expenses to Average Net Assets***                           1.40%(2)          1.40%(2)          2.16%(2)
Ratio of Net Expenses to Average Net Assets***                             1.40%(2)          1.40%(2)          2.16%(2)
Ratio of Net Investment Income/(Loss) to Average Net Assets***            (0.04)%           (0.58)%           (0.92)%
Portfolio Turnover Rate***                                                   40%               55%               21%

For a share outstanding during the fiscal year ended                                      Vontobel
February 28, 2005, the two month fiscal period ended                             US Value Fund - A Shares
February 29, 2004 and through each fiscal year ended December 31           2002              2001              2000
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $  19.86          $  19.29          $  14.27
--------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                            (.09)             (.12)              .02
   Net gains/(losses) on securities (both realized and unrealized)         (.33)              .71              5.00
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                           (.42)              .59              5.02
--------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                    --              (.02)               --
  Distributions (from capital gains)*                                      (.80)               --                --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                                        (.80)             (.02)               --
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $  18.64          $  19.86          $  19.29
--------------------------------------------------------------------------------------------------------------------
Total Return**                                                            (2.20)%            3.06%            35.18%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                               $112,302          $ 86,157          $137,238
Average Net Assets for the Period (in thousands)                            N/A               N/A               N/A
Ratio of Gross Expenses to Average Net Assets***                           1.74%(3)          1.75%(4)          1.75%
Ratio of Net Expenses to Average Net Assets***                             1.72%             1.75%(4)          1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***            (0.63)%           (0.43)%            0.23%
Portfolio Turnover Rate***                                                   76%               66%              104%


For a share outstanding during the fiscal year ended                                    International
February 28, 2005, the two month fiscal period ended                                   Equity Fund(5)
February 29, 2004 and through each fiscal year ended December 31           2005              2004              2003
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $  15.45          $  14.82          $  11.86
--------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                              .16              (.03)              .10
  Net gains/(losses) on securities (both realized and unrealized)          3.76               .66              3.39
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                           3.92               .63              3.49
--------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                                  (.11)               --              (.06)
  Distributions (from capital gains)*                                      (.26)               --              (.43)
  Tax return of capital*                                                     --                --              (.06)
  Redemption fees                                                            --(6)             --(6)             --
  Payment from affiliate                                                     --(7)             --               .02
--------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                              (.37)               --              (.53)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $  19.00          $  15.45          $  14.82
--------------------------------------------------------------------------------------------------------------------------
Total Return**                                                            25.87%(8)          4.25%            29.90%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                               $  1,667          $  1,303          $  1,409
Average Net Assets for the Period (in thousands)                       $  1,264          $  1,333          $  1,547
Ratio of Gross Expenses to Average Net Assets***                           1.50%(2)          1.50%(2)          2.87%(2)
Ratio of Net Expenses to Average Net Assets***                             1.50%(2)          1.50%(2)          2.87%(2)
Ratio of Net Investment Income/(Loss) to Average Net Assets***             1.36%             0.17%             0.11%
Portfolio Turnover Rate***                                                   32%               41%               65%

For a share outstanding during the fiscal year ended                              Vontobel International
February 28, 2005, the two month fiscal period ended                              Equity Fund - A Shares
February 29, 2004 and through each fiscal year ended December 31           2002              2001              2000
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $  12.88          $  18.86          $  28.01
--------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                              .03              (.10)             (.03)
  Net gains/(losses) on securities (both realized and unrealized)         (1.05)            (5.41)            (5.30)
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                          (1.02)            (5.51)            (5.33)
--------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                                    --              (.12)             (.08)
  Distributions (from capital gains)*                                        --              (.35)            (3.74)
  Tax return of capital*                                                    N/A               N/A               N/A
  Redemption fees                                                           N/A               N/A               N/A
  Payment from affiliate                                                     --                --                --
--------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                                --              (.47)            (3.82)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $  11.86          $  12.88          $  18.86
--------------------------------------------------------------------------------------------------------------------
Total Return**                                                            (7.92)%          (29.22)%          (18.70)%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                               $ 29,026          $ 44,356          $133,233
Average Net Assets for the Period (in thousands)                            N/A               N/A               N/A
Ratio of Gross Expenses to Average Net Assets***                           2.44%             1.89%(4)          1.39%
Ratio of Net Expenses to Average Net Assets***                             2.44%             1.88%(4)          1.38%
Ratio of Net Investment Income/(Loss) to Average Net Assets***             0.18%            (0.38)%           (0.15)%
Portfolio Turnover Rate***                                                   98%               92%               69%

*     See Note 4 in Notes to Financial Statements.
**    Total return not annualized for periods of less than one full year.
***   Annualized for periods of less than one full year.
(1)   Vontobel US Value Fund prior to reorganization (Note 1 and Note 6).
(2)   See Notes 5 and 6 in Notes to Financial Statements.
(3) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(4) Expense ratio has increased by 0.29% for Vontobel US Value Fund and 0.13% for Vontobel International Equity Fund as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.
(5)   Vontobel International Equity Fund prior to reorganization (Note 1 and
      Note 6).
(6) Redemption fees aggregated less than $.01 on a per share basis for the fiscal period ended.
(7) Payment from affiliate aggregated less than $.01 on a per share basis for the period ended February 28, 2005.
(8) During the fiscal year ended February 28, 2005, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting form certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.


16  Janus Adviser February 28, 2005

Financial Highlights - Class C Shares

For a share outstanding during the fiscal year ended February 28, 2005,                                                 Vontobel
the two month fiscal period ended February 29, 2004                               Focused Value Fund(1)               US Value Fund
and through each fiscal year ended December 31                           2005            2004            2003            2002(2)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $   22.35       $   21.52       $   18.60       $   17.49
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                          (.04)             --(3)         (.07)           (.06)
   Net gains/(losses) on securities (both realized and unrealized)        .38             .83            4.31            1.97
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                          .34             .83            4.24            1.91
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*                                 --              --              --              --
   Distributions (from capital gains)*                                  (2.46)             --           (1.32)           (.80)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                     (2.46)             --           (1.32)           (.80)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $   20.23       $   22.35       $   21.52       $   18.60
--------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                           1.68%           3.86%          23.18%          10.82%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $   3,516       $   1,827       $   1,344       $     355
Average Net Assets for the Period (in thousands)                    $   2,482       $   1,677       $     948             N/A
Ratio of Gross Expenses to Average Net Assets***                         1.90%(4)        1.90%(4)        3.16%(4)        2.74%
Ratio of Net Expenses to Average Net Assets***                           1.90%(4)        1.90%(4)        3.16%(4)        2.72%
Ratio of Net Investment Income/(Loss) to Average Net Assets***          (0.57)%         (1.05)%         (1.81)%         (1.63)%
Portfolio Turnover Rate***                                                 40%             55%             21%             76%

For a share outstanding during the fiscal year ended February 28, 2005,
the two month fiscal period ended February 29, 2004                         International Equity Fund
and through each fiscal period ended December 31, 2003                   2005            2004            2003(5)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $   15.55       $   14.95       $   13.91
----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(losses)                                          .01            (.06)            .11
  Net gains/(losses) on securities (both realized and unrealized)        3.84             .66            1.34
----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         3.85             .60            1.45
----------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                                (.03)             --              --
  Distributions (from capital gains)*                                    (.26)             --            (.43)
  Payment from affiliate                                                   --(6)           --             .02
----------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                            (.29)             --            (.41)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $   19.11       $   15.55       $   14.95
----------------------------------------------------------------------------------------------------------------
Total Return**                                                          25.21%(7)        4.01%          10.71%
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $      39       $      12       $      11
Average Net Assets for the Period (in thousands)                    $      14       $      11       $      10
Ratio of Gross Expenses to Average Net Assets***                         2.00%(4)        2.00%(4)        1.92%(4)
Ratio of Net Expenses to Average Net Assets***                           2.00%(4)        2.00%(4)        1.92%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***           0.76%          (1.05)%         (0.14)%
Portfolio Turnover Rate***                                                 32%             41%             65%

*     See Note 4 in Notes to Financial Statements.
**    Total return not annualized for periods of less than one full year.
***   Annualized for periods of less than one full year.
(1)   Vontobel US Value Fund prior to reorganization (Note 1 and Note 6).
(2)   Period October 9, 2002 (inception date) to December 31, 2002.
(3) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal period ended February 29, 2004.
(4)   See Notes 5 and 6 in Notes to Financial Statements.
(5)   Period from October 13, 2003 (inception date) to December 31, 2003.
(6) Payment from affiliate aggregated less than $.01 on a per share basis for the period ended February 28, 2005.
(7) During the fiscal year ended February 28, 2005, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting form certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.


                                             Janus Adviser February 28, 2005  17

Financial Highlights - Class A Shares

For a share outstanding during the fiscal year ended
February 28, 2005, the two month fiscal period ended                                Focused Value Fund(1)
February 29, 2004 and through each fiscal year ended December 31          2005            2004            2003
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $  22.69        $  21.82        $  18.64
----------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                             .03              --(2)          .03
  Net gains/(losses) on securities (both realized and unrealized)          .48             .87            4.47
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                           .51             .87            4.50
----------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                   --              --              --
  Distributions (from capital gains)*                                    (2.46)             --           (1.32)
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                                      (2.46)             --           (1.32)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $  20.74        $  22.69        $  21.82
----------------------------------------------------------------------------------------------------------------------
Total Return**                                                            2.45%           3.99%          24.54%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $  5,120        $  3,746        $  3,752
Average Net Assets for the Period (in thousands)                      $  4,873        $  3,720        $  3,649
Ratio of Gross Expenses to Average Net Assets***                          1.15%(3)        1.15%(3)        2.11%(3)
Ratio of Net Expenses to Average Net Assets***                            1.15%(3)        1.15%(3)        2.11%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***            0.18%          (0.33)%         (0.88)%
Portfolio Turnover Rate***                                                  40%             55%             21%

For a share outstanding during the fiscal year ended                                    Vontobel
February 28, 2005, the two month fiscal period ended                           US Value Fund - A Shares
February 29, 2004 and through each fiscal year ended December 31          2002              2001             2000
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $  19.86          $  19.29         $  14.27
------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                            (.09)             (.12)             .02
  Net gains/(losses) on securities (both realized and unrealized)         (.33)              .71             5.00
------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                          (.42)              .59             5.02
------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                   --              (.02)              --
  Distributions (from capital gains)*                                     (.80)               --               --
------------------------------------------------------------------------------------------------------------------
Total Distributions                                                       (.80)             (.02)              --
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $  18.64          $  19.86         $  19.29
------------------------------------------------------------------------------------------------------------------
Total Return**                                                           (2.20)%            3.06%           35.18%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $112,302          $ 86,157         $137,238
Average Net Assets for the Period (in thousands)                           N/A               N/A              N/A
Ratio of Gross Expenses to Average Net Assets***                          1.74%(4)          1.75%(5)         1.75%
Ratio of Net Expenses to Average Net Assets***                            1.72%             1.75%(5)         1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***           (0.63)%           (0.43)%           0.23%
Portfolio Turnover Rate***                                                  76%               66%             104%

For a share outstanding during the fiscal year ended                                   International
February 28, 2005, the two month fiscal period ended                                   Equity Fund(6)
February 29, 2004 and through each fiscal year ended December 31          2005              2004              2003
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $  15.47          $  14.84          $  11.86
-----------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                             .16              (.03)              .12
  Net gains/(losses) on securities (both realized and unrealized)         3.81               .66              3.39
-----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                          3.97               .63              3.51
-----------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                                 (.16)               --              (.06)
  Distributions (from capital gains)*                                     (.26)               --              (.43)
  Tax return of capital*                                                    --                --              (.06)
  Payment from affiliate                                                    --(7)             --               .02
-----------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                             (.42)               --              (.53)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $  19.02          $  15.47          $  14.84
-----------------------------------------------------------------------------------------------------------------------
Total Return**                                                           26.15%(8)          4.25%            30.07%
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $  2,714          $  1,482          $  1,473
Average Net Assets for the Period (in thousands)                      $  1,690          $  1,470          $  1,395
Ratio of Gross Expenses to Average Net Assets***                          1.25%(3)          1.25%(3)          2.87%(3)
Ratio of Net Expenses to Average Net Assets***                            1.25%(3)          1.25%(3)          2.87%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***            1.50%             0.18%             0.11%
Portfolio Turnover Rate***                                                  32%               41%               65%

For a share outstanding during the fiscal year ended                             Vontobel International
February 28, 2005, the two month fiscal period ended                             Equity Fund - A Shares
February 29, 2004 and through each fiscal year ended December 31          2002           2001              2000
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $  12.88       $  18.86          $  28.01
----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                             .03           (.10)             (.03)
  Net gains/(losses) on securities (both realized and unrealized)        (1.05)         (5.41)            (5.30)
----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         (1.02)         (5.51)            (5.33)
----------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                                   --           (.12)             (.08)
  Distributions (from capital gains)*                                       --           (.35)            (3.74)
  Tax return of capital*                                                   N/A            N/A               N/A
  Payment from affiliate                                                    --             --                --
----------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                               --           (.47)            (3.82)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $  11.86       $  12.88          $  18.86
----------------------------------------------------------------------------------------------------------------
Total Return**                                                           (7.92)%       (29.22)%          (18.70)%
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $ 29,026       $ 44,356          $133,233
Average Net Assets for the Period (in thousands)                           N/A            N/A               N/A
Ratio of Gross Expenses to Average Net Assets***                          2.44%          1.89%(5)          1.39%
Ratio of Net Expenses to Average Net Assets***                            2.44%          1.88%(5)          1.38%
Ratio of Net Investment Income/(Loss) to Average Net Assets***            0.18%         (0.38)%           (0.15)%
Portfolio Turnover Rate***                                                  98%            92%               69%

*     See Note 4 in Notes to Financial Statements.
**    Total return not annualized for periods of less than one full year.
***   Annualized for periods of less than one full year.
(1)   Vontobel US Value Fund prior to reorganization (Note 1 and Note 6).
(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal period ended.
(3)   See Notes 5 and 6 in Notes to Financial Statements.
(4) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(5) Expense ratio has increased by 0.29% for Vontobel US Value Fund and 0.13% for Vontobel International Equity Fund as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.
(6)   Vontobel International Equity Fund prior to reorganization (Note 1 and
      Note 6).
(7) Payment from affiliate aggregated less than $.01 on a per share basis for the period ended February 28, 2005.
(8) During the fiscal year ended February 28, 2005, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting form certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.


18  Janus Adviser February 28, 2005

Notes to Schedules of Investments

S&P 500(R) Index              The Standard & Poor's Composite Index of 500
                              stocks, a widely recognized, unmanaged index of common stock prices.

Morgan Stanley Capital        Is a market capitalization weighted index composed
International EAFE(R) Index   of companies representative of the market
                              structure of 21 Developed Market countries in Europe, Australasia and the Far East.

ADR                           American Depositary Receipt

GDR                           Global Depositary Receipt

PLC                           Public Limited Company

*Non-income-producing security.

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.


                                             Janus Adviser February 28, 2005  19

Notes to Financial Statements

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Effective October 13, 2003 ("Reorganization Date"), Vontobel US Value Fund and Vontobel International Equity Fund (collectively the "Reorganizing Funds") participated in a tax-free reorganization with Focused Value Fund (formerly US Value Fund) and International Equity Fund, respectively (collectively the "Funds" and individually the "Fund"). Effective July 6, 2004, US Value Fund changed its name to Focused Value Fund. As a result of the reorganization, existing Reorganizing Funds Class A shareholders who purchased shares directly received the Funds' Investor Class shares, existing Reorganizing Funds Class A Shareholders who purchased shares through a financial intermediary without sales charge received the Funds' Class I Shares, existing Reorganizing Funds Class A Shareholders who purchased shares with a sales charge received the Funds' Class A Shares, and existing Reorganizing Funds Class C shareholders received Class C Shares of the corresponding Fund. The plan of reorganization provided for, among other items listed in the Shareholder Meeting section of this report, the transfer of assets and liabilities of the Reorganizing Funds to the Funds. The Funds were created to serve as "shells" for the transfer of net assets of the Reorganizing Funds. For accounting purposes, each of the Reorganizing Funds were considered the surviving entity, and the statement of changes and financial highlights shown for the fiscal periods prior to December 31, 2003 are of the Reorganizing Funds. After the reorganization, the Funds changed the fiscal year end from December 31 to the last day of February.

Janus Capital Management LLC ("Janus Capital") invested initial seed capital in the amount of $10,000 for International Equity Fund - Class C Shares. This class was effective on October 13, 2003.

Focused Value Fund and International Equity Fund are series funds. The Funds are part of Janus Adviser (the "Trust"), which was organized as a Delaware statutory Trust on May 2, 2003, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers two Funds, which invest primarily in equity securities. International Equity Fund is classified as diversified, as defined in the 1940 Act. Focused Value Fund is classified as nondiversified.

Prior to October 13, 2003, the Reorganizing Funds were series established under Vontobel Funds, Inc. ("VFI").

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Funds bear expenses incurred specifically on their behalf as well as a portion of general expenses, which are allocated pro rata to the Funds.


20  Janus Adviser February 28, 2005

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Funds may be party to an interfund lending agreement between the Funds and other Janus Capital sponsored mutual funds, which permit it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended February 28, 2005, there were no outstanding borrowing or lending arrangements for the Funds.

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments for securities denominated in or exposed to foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such a contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral sufficient to cover the purchase price. As of February 28, 2005, the Funds were not invested in when-issued securities.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Each Fund generally declares and distributes dividends and capital gains (if any) annually. The majority of the dividends and capital gain distributions from a Fund will be automatically reinvested into additional shares of the Fund.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income


                                             Janus Adviser February 28, 2005  21
and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Janus Capital is the investment adviser to the Funds. Focused Value Fund is subject to advisory fees payable to Janus Capital based upon annual rates of 0.96% of the first $100 million of average daily net assets, 0.85% of average daily net assets over $100 million to $300 million and 0.75% of average daily net assets in excess of $300 million. International Equity Fund is subject to advisory fees payable to Janus Capital based upon annual rates of 0.99% of the first $100 million of average daily net assets, 0.85% of average daily net assets over $100 million to $300 million and 0.75% of average daily net assets over $300 million.

Prior to October 13, 2003, Vontobel Asset Management, Inc., formerly named Vontobel USA Inc., ("Vontobel") served as investment adviser to Vontobel US Value Fund and Vontobel International Equity Fund, the Funds' predecessors. Pursuant to Investment Advisory Agreements with each of the Reorganizing Funds, Vontobel received an annual fee of 1.00% on the first $100 million of average daily net assets and 0.75% on average daily net assets over $100 million.

Vontobel serves as subadviser to the Funds. Janus Capital pays Vontobel a subadvisory fee from its management fee at the annual rate ranging from 0.215% to 0.74% for Focused Value Fund and ranging from 0.215% to 0.408% for International Equity Fund based on the value of each Fund's respective average daily net assets.

The Trust currently offers four classes of shares: Investor Shares, Class I Shares, Class C Shares and Class A Shares. Each class represents an interest in the same portfolio of investments. Class I Shares have an aggregate account balance requirement. Class A, C and Investor Shares have a minimum initial investment requirement. Certain financial intermediaries may offer only one class of shares. Class A Shares include a maximum 5.75% upfront sales charge of the offering price. Prior to September 30, 2004, Class C Shares included a 1.00% upfront sales charge of the offering price. Effective September 30, 2004, the 1.00% upfront sales charge on Class C shares was eliminated. Class C Shares include a 1.00% Contingent Deferred Sales Charge ("CDSC") paid by the redeeming shareholder. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the fiscal year ended February 28, 2005, Focused Value Fund - Class C Shareholders and International Equity Fund - Class C Shareholders did not pay CDSCs. Effective at the close of trading on March 28, 2005, CDSCs will be waived for investors wishing to redeem from the Funds pending the effective date of the new advisory and subadvisory agreements.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital and the Trust's transfer agent, receives from the Funds a fee at an annual rate of up to 0.10% of the average daily net assets of the Investor Shares of each of the Funds and at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of each of the Funds, to compensate Janus Services for providing or procuring, recordkeeping, sub-accounting, and other administrative services.

Janus Capital has agreed to reimburse the Funds by the amount if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the administrative services fee applicable to Investor Shares and Class I Shares, and the distribution and shareholder servicing fee applicable to Investor Shares, Class I Shares, Class A Shares and Class C Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 0.90% for Focused Value Fund and 1.00% for International Equity Fund of the average daily net assets of each of the Funds until at least September 30, 2005. Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Funds for a three-year period commencing with the operations of the Funds, provided that at no time during such period shall the normal operating expenses allocated to any class of the Funds, with the exceptions noted above, exceed the percentages stated. For the fiscal year ended February 28, 2005, total fees and expenses absorbed by Janus Capital were $541,492 and $332,707, for Focused Value Fund and International Equity Fund, respectively. As of February 28, 2005, the reimbursement that may be potentially made to Janus Capital by the Focused Value Fund and International Equity Fund is $646,195 and $401,219, respectively. This recoup of such reimbursements will expire October 13, 2006. Although Janus Capital is entitled to recoup such reimbursement, Janus Capital has agreed to waive its right of reimbursement upon termination of the current advisory agreements.


22  Janus Adviser February 28, 2005

During the fiscal year ended February 28, 2005, Janus Capital reimbursed the International Equity Fund $310 as a result of a loss due to a corrected portfolio holding.

During the fiscal year ended February 28, 2005, Janus Services reimbursed the Focused Value Fund - Investor Shares $585 and International Equity Fund - Investor Shares $1,210, as a result of dilutions caused by incorrectly processed shareholder activity.

Effective September 30, 2004, a networking and/or omnibus account fee may be imposed on Class A Shares and Class C Shares for fees charged by intermediaries with respect to processing orders in Fund shares.

Certain officers and trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Funds.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. The Investor Shares, Class I Shares and Class A Shares of each Fund have each adopted a Distribution and Shareholder Servicing Plan (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of the Investor, Class I and Class A Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Investor, Class I and Class A Shares' average daily net assets. The Class C Shares have adopted a Distribution and Shareholder Servicing Plan (the "Class C Plan") pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan authorizes payments by the Funds in connection with the distribution of the Class C Shares at an annual rate of up to 1.00% average daily net assets of Class C Shares. Up to 0.75% of this fee is for activities which are primarily intended to result in sales of Class C Shares of each Fund. In addition, the Class C Plan permits the payment of up to 0.25% of this fee for shareholder servicing activities.

A 2.00% redemption fee may be imposed on Investor and Class I Shares of the International Equity Fund held for three months or less. Effective May 1, 2004, the redemption fee increased from 1.00% to 2.00% on shares purchased on or after that date. The redemption fee is designed to offset transaction costs and other expenses associated with short-term redemptions. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in-Capital. Redemption fees received by International Equity Fund, Investor Shares and Class I Shares, during the fiscal year ended February 28, 2005 were $15,090 and $107, respectively. Effective at the close of trading on March 28, 2005, redemption fees will be waived for investors wishing to redeem from the International Equity Fund pending the effective date of the new advisory and subadvisory agreements.

DST Systems, Inc. ("DST"), an affiliate prior to June 16, 2004 of Janus Capital Group Inc. ("JCGI"), parent to the Funds' adviser, provides a shareholder accounting system to the Funds for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. As of June 16, 2004, JCGI sold its remaining shares of common stock of DST. As a result, JCGI does not own any shares of DST. DST fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. DST fees of $7,154 and $4,195 were paid by Focused Value Fund and International Equity Fund, respectively, during the period March 1, 2004 through June 16, 2004.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended February 28, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the fiscal year ended February 28, 2005
(all numbers in thousands)

                                                                                   Purchase of Long-         Proceeds from Sales
                                                                                       Term U.S.              of Long-Term U.S.
                                 Purchase of           Proceeds from Sales            Government                 Government
Fund                              Securities              of Securities              Obligations                Obligations
--------------------------------------------------------------------------------------------------------------------------------
Focused Value Fund              $35,628,805                $27,686,339                $     --                     $    --
International Equity Fund        65,615,420                 13,666,450                      --                          --
--------------------------------------------------------------------------------------------------------------------------------


                                              Janus Adviser February 28, 2005 23

4. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations, (2) losses or deductions the Funds may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

The International Equity Fund incurred "Post-October" losses during the period from November 1, 2004 through February 28, 2005. These losses will be deferred for tax purposes and recognized during the year ended February 28, 2006.

Other book-to-tax differences in the current year primarily consist of foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of February 28, 2005, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

                                                                                                       Net Tax AP/DP
                                Undistributed    Undistributed                                           on Foreign      Net Tax
                                   Ordinary        Long-Term        Accumulated      Post-October        Currency       AP/DP on
Fund                                Income          Gains         Capital Losses       Deferral         and Futures    Investments
------------------------------------------------------------------------------------------------------------------------------------
Focused Value Fund             $   136,212      $ 3,598,072      $        --       $        --       $        --       $ 7,829,745
International Equity Fund(1)       419,691          465,479       (6,495,763)         (112,883)          (42,985)       16,639,830
------------------------------------------------------------------------------------------------------------------------------------

(1)   Capital loss carryover is subject to annual limitations.

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended February 28, 2005

Fund                                     February 28, 2009    February 28, 2010
--------------------------------------------------------------------------------
International Equity Fund(1)                    $5,196,610           $1,299,153
--------------------------------------------------------------------------------

(1)   Capital loss carryover is subject to annual limitations.

During the year ended February 28, 2005, the following capital loss carryover was utilized by the International Equity Fund as indicated in the table below.

                                                                    Capital Loss
Fund                                                          Carryover Utilized
--------------------------------------------------------------------------------
International Equity Fund                                             $1,299,153
--------------------------------------------------------------------------------

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of February 28, 2005 are noted below. Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is the tax treatment of wash sale loss deferrals and passive foreign investment companies.

                               Federal Tax        Unrealized     Unrealized
Fund                               Cost          Appreciation  (Depreciation)
--------------------------------------------------------------------------------
Focused Value Fund             $75,446,586        $ 9,136,242    $(1,306,497)
International Equity Fund       85,247,141         17,277,306       (606,020)
--------------------------------------------------------------------------------


24  Janus Adviser February 28, 2005

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended February 28, 2005                                Distributions
                                                     ---------------------------------------------------------
                                                     From Ordinary         From Long-Term        Tax Return of        Net Investment
Fund                                                     Income            Capital Gains            Capital                 Loss
------------------------------------------------------------------------------------------------------------------------------------
Focused Value Fund                                     $  174,934            $9,059,722            $       --            $       --
International Equity Fund                                 521,158               530,897                    --                    --
------------------------------------------------------------------------------------------------------------------------------------

For the two month fiscal period February 29, 2004                          Distributions
                                                     ---------------------------------------------------------
                                                     From Ordinary         From Long-Term        Tax Return of        Net Investment
Fund                                                     Income            Capital Gains            Capital                 Loss
------------------------------------------------------------------------------------------------------------------------------------
Focused Value Fund                                     $       --            $       --            $       --            $       --
International Equity Fund                                      --                    --                    --                    --
------------------------------------------------------------------------------------------------------------------------------------

For the fiscal period or year ended December 31, 2003                      Distributions
                                                     ---------------------------------------------------------
                                                     From Ordinary         From Long-Term        Tax Return of        Net Investment
Fund                                                     Income            Capital Gains            Capital                 Loss
------------------------------------------------------------------------------------------------------------------------------------
Focused Value Fund                                     $       --            $4,441,095            $       --            $       --
International Equity Fund                                 143,837               787,056               102,709              (185,610)
------------------------------------------------------------------------------------------------------------------------------------

5. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement).

Listed below are the gross expense ratios for the various Funds that would be in effect, absent the waiver of certain fees and offsets.

For the fiscal year ended February 28, 2005, the two month fiscal period ended February 29, 2004 and for the fiscal period or year ended December 31, 2003.

                                  Investor Shares          Class I Shares          Class C Shares              Class A Shares
Fund                           2005    2004    2003    2005    2004    2003    2005    2004    2003       2005      2004      2003
------------------------------------------------------------------------------------------------------------------------------------
Focused Value Fund*            1.90%   2.07%   2.14%   2.05%   2.21%   2.16%   2.59%   2.72%   3.16%      1.85%     1.96%     2.11%
International Equity Fund*     2.13%   2.73%   3.24%   2.34%   2.87%   3.21%   2.86%   3.38%   5.85%(1)   2.10%     2.63%     3.21%
------------------------------------------------------------------------------------------------------------------------------------

*     Annualized for periods of less than one year.

(1)   Period from October 13, 2003 (inception date) to December 31, 2003.


                                              Janus Adviser February 28, 2005 25

6. FUND REORGANIZATION

Effective October 13, 2003, Vontobel US Value Fund and Vontobel International Equity Fund participated in a tax-free reorganization with Focused Value Fund (formerly US Value Fund) and International Equity Fund, respectively. The plan of the reorganization provided for the transfer of assets and liabilities as follows: Existing Vontobel US Value Fund Class A shareholders and Vontobel International Equity Fund Class A shareholders who purchased shares directly received Focused Value Fund - Investor Shares and International Equity Fund -Investor Shares, respectively. Existing Vontobel US Value Fund Class A shareholders and Vontobel International Equity Fund Class A shareholders who purchased shares through a financial intermediary without sales charge received Focused Value Fund - Class I Shares and International Equity Fund - Class I Shares, respectively. Existing Vontobel US Value Fund Class A shareholders and Vontobel International Equity Fund Class A shareholders who purchased shares with a sales charge received Focused Value Fund - Class A Shares and International Equity Fund - Class A Shares, respectively. Existing Vontobel US Value Fund Class C shareholders received Focused Value Fund - Class C Shares.

Vontobel US Value Fund - Class A Shares transferred net assets and shares outstanding to Focused Value Fund - Investor Shares and Class I Shares as detailed below.

Fund                                            Net Assets   Shares Transferred
--------------------------------------------------------------------------------
Focused Value Fund - Investor Shares           $63,503,746       3,003,063
Focused Value Fund - Class I Shares              6,776,017         320,433
--------------------------------------------------------------------------------
Total                                          $70,279,763       3,323,496
================================================================================

Vontobel US Value Fund - Class C Shares transferred net assets of $1,163,895 and shares outstanding of 55,606 to Focused Value Fund - Class C Shares. The remaining net assets of $3,265,888 and shares outstanding of 154,441 of Vontobel US Value Fund - Class A Shares were transferred directly into Focused Value - Class A Shares.

Vontobel International Equity Fund - Class A Shares transferred net assets and shares outstanding to International Equity Fund - Investor Shares and Class I Shares as detailed below.

Fund                                            Net Assets   Shares Transferred
--------------------------------------------------------------------------------
International Equity Fund - Investor Shares    $24,444,903       1,757,101
International Equity Fund - Class I Shares       1,674,733         120,345
--------------------------------------------------------------------------------
Total                                          $26,119,636       1,877,446
================================================================================

The remaining net assets of $1,288,651 and shares outstanding of 92,625 of Vontobel International Equity Fund - Class A Shares were transferred directly into International Equity Fund - Class A Shares.


26  Janus Adviser February 28, 2005

7. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended February 28, 2005,                             Focused Value                    International
the two month fiscal period ended February 29, 2004 and                     Fund(1)                      Equity Fund(2)
for the fiscal year ended December 31, 2003
(all numbers in thousands)                                      2005        2004        2003        2005        2004        2003(3)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Investor Shares:
  Shares sold                                                   855         435         249       3,678         170         182
  Shares transferred                                            N/A         N/A       3,003         N/A         N/A       1,757
  Reinvested dividends and distributions                        372          --          83          57          --          48
  Shares repurchased                                           (893)       (188)       (490)       (580)        (83)       (267)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Fund Shares                          334         247       2,845       3,155          87       1,720
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                       3,092       2,845          --       1,807       1,720          --
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                             3,426       3,092       2,845       4,962       1,807       1,720
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Class I Shares:
  Shares sold                                                     4           2           5          23          --           3
  Shares transferred                                            N/A         N/A         320         N/A         N/A         120
  Reinvested dividends and distributions                         23          --           7           1          --           2
  Shares repurchased                                            (93)        (21)        (56)        (20)        (11)        (30)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Fund Shares                          (66)        (19)        276           4         (11)         95
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                         257         276          --          84          95          --
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                               191         257         276          88          84          95
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Class C Shares:
  Shares sold                                                    81          20          42           1          --           1
  Reinvested dividends and distributions                         13          --           2          --          --          --
  Shares repurchased                                             (2)         --          (1)         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Fund Shares                           92          20          44           1          --           1
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                          82          62          19           1           1          --
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                               174          82          62           2           1           1
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Class A Shares:
  Shares sold                                                   101           5         810          65           2       1,124
  Reinvested dividends and distributions                         25          --           4           2          --           3
  Shares repurchased                                            (44)        (12)     (3,343)        (20)         (5)     (1,599)
  Shares transferred                                            N/A         N/A      (3,323)        N/A         N/A      (1,877)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Fund Shares                           82          (7)     (5,852)         47          (3)     (2,349)
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                         165         172       6,024          96          99       2,448
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                               247         165         172         143          96          99
------------------------------------------------------------------------------------------------------------------------------------

(1)   Vontobel US Value Fund prior to reorganization (Note 1 and Note 6).
(2)   Vontobel International Equity Fund prior to reorganization (Note 1 and
      Note 6).
(3)   Commencement of operations of Class C Shares was October 13, 2003.

8. SUBSEQUENT EVENT

At a meeting held on March 24, 2005, the Board of Trustees of Janus Adviser approved Phoenix Investment Counsel, Inc. ("Phoenix") as the investment adviser to Focused Value Fund and International Equity Fund (the "Funds") and the continuation of Vontobel Asset Management, Inc. as the Funds' subadviser. Janus Capital Management LLC requested this transition because it has decided to focus on distributing its own internally managed products and those of its affiliate rather than distributing products subadvised by non-affiliated companies. The transition of the Funds to Phoenix is expected to take place in June 2005, subject to the approval of the shareholders of the Funds. The advisory and subadvisory agreements (as well as certain other proposals) are subject to approval by shareholders at a Special Meeting of Shareholders to be held May 17, 2005. Please see a prospectus for more information.


                                             Janus Adviser February 28, 2005  27

9. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class;
(ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.


28  Janus Adviser February 28, 2005

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Janus Adviser Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Focused Value Fund, formerly US Value Fund, and International Equity Fund, (constituting the Janus Adviser Trust, hereafter referred to as the "Funds") at February 28, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated and the financial highlights for the periods ended December 31, 2003, February 29, 2004 and February 28, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above. The Financial Highlights for each of the three years in the period ended December 31, 2002 were audited by other independent accountants whose report dated February 14, 2003, expressed an unqualified opinion on those statements.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
April 11, 2005


                                             Janus Adviser February 28, 2005  29

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve month period ended June 30, 2004 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds will file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of the fiscal quarter. The Funds' Form N-Q: (i) will be available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and
(iii) will be available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).


30  Janus Adviser February 28, 2005

Explanations of Charts, Tables and Financial
Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices through February 28, 2005. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are quoted for each class of the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities as of February 28, 2005. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Fund net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

The last line of this statement reports the Funds' net asset value ("NAV") per share on the last day of the reporting period for each class of the Fund. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.


                                             Janus Adviser February 28, 2005  31

Explanations of Charts, Tables and Financial
Statements (unaudited) (continued)

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser and transfer agent fees.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawal via redemptions. Each Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the net asset value ("NAV") for current and past reporting periods for each class of the Fund. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest, or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.


32  Janus Adviser February 28, 2005

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended February 28, 2005:

Long-Term Capital Gains

Fund                                                        LT Gain Distribution
--------------------------------------------------------------------------------
Focused Value Fund                                              $9,059,722
International Equity Fund                                          530,897
--------------------------------------------------------------------------------

Foreign Taxes Paid and Foreign Source Income

Fund                               Foreign Taxes Paid      Foreign Source Income
--------------------------------------------------------------------------------
International Equity Fund             $  122,112                $1,183,927
--------------------------------------------------------------------------------

Dividends Received Deduction Percentage

Fund
--------------------------------------------------------------------------------
Focused Value Fund                                                      68%
--------------------------------------------------------------------------------

Qualified Dividend Income

Fund
--------------------------------------------------------------------------------
Focused Value Fund                                                      68%
International Equity Fund                                              100%
--------------------------------------------------------------------------------


                                             Janus Adviser February 28, 2005  33

Trustees and Officers (unaudited)

The Trust's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72.

The Trust's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. The Trust's officers are elected annually by the Trustees for a one-year term. Certain Trustees and officers also serve three other registered investment companies advised by Janus Capital:
Janus Investment Fund, Janus Aspen Series and Janus Adviser Series. As of the date of this report, collectively, the four registered investment companies consist of 63 series or funds.

Trustees

                                                                                        Number of
                                                             Principal                  Funds in
Name, Age as of                                              Occupations                Fund Complex
February 28, 2005         Positions Held   Length of         During the Past            Overseen         Other Directorships
and Address               with Funds       Time Served       Five Years                 by Trustee       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

James T. Rothe            Chairman         4/04-Present      Professor of               63               Director, Optika, Inc.
151 Detroit Street        Trustee          5/03-Present      Business, University
Denver, CO 80206                                             of Colorado, Colorado
Age 61                                                       Springs, CO (since
                                                             1986). Formerly,
                                                             Distinguished
                                                             Visiting Professor of
                                                             Business (2001-
                                                             2002), Thunderbird
                                                             (American Graduate
                                                             School of
                                                             International
                                                             Management), Phoenix,
                                                             AZ; and Principal
                                                             (1988-1999) of
                                                             Phillips- Smith
                                                             Retail Group,
                                                             Addison, TX (a
                                                             venture capital firm).

Samuel Boyd, Jr.          Trustee          8/03-Present      Manager (since 1978)       2                Director, World Funds
151 Detroit Street                                           of Customer Service                         Inc., The World
Denver, CO 80206                                             Operations and                              Insurance Trust,
Age 64                                                       Accounting Division,                        Vontobel Funds USA
                                                             Potomac Electric                            and Satuit Capital
                                                             Power Company,                              Management Trust.
                                                             Washington, D.C.

Arthur F. Lerner          Trustee          5/03-Present      Retired. Formerly,         2                Director, Sthenos Capital
151 Detroit Street                                           Senior Vice President                       (United Kingdom).
Denver, CO 80206                                             Arnhold and S.
Age 62                                                       Bleichroeder
                                                             (investment manager)
                                                             (12/69-1/03).
------------------------------------------------------------------------------------------------------------------------------------


34  Janus Adviser February 28, 2005

                                                                                        Number of
                                                             Principal                  Funds in
Name, Age as of                                              Occupations                Fund Complex
February 28, 2005         Positions Held   Length of         During the Past            Overseen         Other Directorships
and Address               with Funds       Time Served       Five Years                 by Trustee       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (cont.)

Dennis B. Mullen          Trustee          5/03-Present      Private Investor.          63               Director, Red Robin
151 Detroit Street                                                                                       Gourmet Burgers, Inc.
Denver, CO 80206
Age 61

Maureen T. Upton          Trustee          5/03-Present      Formerly, Director of      2                N/A
151 Detroit Street                                           Sales and Marketing
Denver, CO 80206                                             Intelligent Markets,
Age 38                                                       Inc.(3/00-3/03);
                                                             Associate Equities
                                                             Division, Goldman
                                                             Sachs & Co.
                                                             (8/98-1/00).
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee

Thomas H. Bailey*         Trustee          5/03-Present      Formerly, President        63               N/A
151 Detroit Street                                           (1978-2002)
Denver, CO 80206                                             and Chief Executive
Age 67                                                       Officer (1994-
                                                             2002) of Janus
                                                             Capital or its
                                                             predecessor. Chairman
                                                             and Director (1978-2002)
                                                             of Janus Capital Corporation;
                                                             and Director
                                                             (1997-2001) of Janus
                                                             Distributors,
                                                             Inc.; President and
                                                             Director (1994-
                                                             2002) of the Janus
                                                             Foundation.
------------------------------------------------------------------------------------------------------------------------------------

*** The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.


                                             Janus Adviser February 28, 2005  35

Trustees and Officers (unaudited)

Officers

Name, Age as of
February 28, 2005                                                 Term of Office* and     Principal Occupations
and Address           Positions Held with Funds                   Length of Time Served   During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Heidi W. Hardin       Vice President                              5/03-Present            Vice President and Assistant General
151 Detroit Street                                                                        Counsel to Janus Capital and Janus
Denver, CO 80206                                                                          Services LLC.
Age 37

Bonnie M. Howe        Vice President                              5/03-Present            Vice President and Assistant General
151 Detroit Street                                                                        Counsel of Janus Capital, Janus
Denver, CO 80206                                                                          Distributors LLC and Janus Services
Age 39                                                                                    LLC. Formerly, Assistant Vice
                                                                                          President (1998-2000) of Janus
                                                                                          Service Corporation.

Kelley Abbott Howes   General Counsel                             4/04-Present            Senior Vice President and General
151 Detroit Street    Vice President and Secretary                5/03-Present            Counsel of Janus Capital and
Denver, CO 80206                                                                          Janus Services LLC; Vice President
Age 39                                                                                    and Assistant General Counsel
                                                                                          of Janus Distributors LLC. Formerly,
                                                                                          Vice President (2000-2004) and
                                                                                          Assistant General Counsel (2002-2004)
                                                                                          of Janus Services LLC; Vice President
                                                                                          (1999-2004) and Assistant General
                                                                                          Counsel (1999-2004) of Janus Capital;
                                                                                          and Assistant Vice President (1998-
                                                                                          2000) of Janus Service Corporation.

David R. Kowalski     Vice President and                          5/03-Present            Senior Vice President and Chief
151 Detroit Street    Chief Compliance Officer                                            Compliance Officer of Janus Capital,
Denver, CO 80206                                                                          Janus Distributors LLC, and Janus
Age 47                                                                                    Services LLC; Chief Compliance
                                                                                          Officer of Bay Isle Financial LLC and
                                                                                          Enhanced Investment Technologies
                                                                                          LLC. Formerly, Vice President of Janus
                                                                                          Capital (2000-2005), Janus
                                                                                          Distributors LLC (2000-2001) and
                                                                                          Janus Services LLC (2004-2005);
                                                                                          Assistant Vice President of Janus
                                                                                          Services LLC (2000-2004); and Senior
                                                                                          Vice President and Director of Mutual
                                                                                          Fund Compliance for Van Kampen
                                                                                          Funds (1985-2000).

Girard C. Miller      President and Chief Executive Officer       10/03-Present           Executive Vice President and Chief
151 Detroit Street                                                                        Operating Officer of Janus Capital
Denver, CO 80206                                                                          Group Inc. and Janus Capital;
Age 53                                                                                    President of Janus Distributors LLC
                                                                                          and Janus Capital International LLC;
                                                                                          Executive Vice President of Janus
                                                                                          Services LLC; President and Director of
                                                                                          Janus Management Holdings
                                                                                          Corporation; Chief Operating Officer
                                                                                          and President of Capital Group
                                                                                          Partners, Inc. Formerly, Director of
                                                                                          Capital Group Partners, Inc. (2003-
                                                                                          2004); and President and Chief
                                                                                          Executive Officer of ICMA Retirement
                                                                                          Corporation (1993-2003).
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.

36  Janus Adviser February 28, 2005

Name, Age as of
February 28, 2005                                                 Term of Office* and     Principal Occupations
and Address           Positions Held with Funds                   Length of Time Served   During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Jesper Nergaard       Vice President, Treasurer and               2/05-Present            Vice President of Investment
151 Detroit Street    Principal Accounting Officer                                        Accounting of Janus Capital. Formerly,
Denver, CO 80206                                                                          Director of Financial Reporting for
Age 42                                                                                    OppenheimerFunds, Inc. (2004-2005);
                                                                                          Site Manager and First Vice President
                                                                                          of Mellon Global Securities Services
                                                                                          (2003); and Director of Fund
                                                                                          Accounting, Project Development and
                                                                                          Training of INVESCO Funds Group
                                                                                          (1994-2003).

Loren M. Starr        Vice President and Chief Financial Officer  10/03-Present           Senior Vice President and Chief
151 Detroit Street    President and Chief Executive Officer       5/03-10/03              Financial Officer of Janus Capital,
Denver, CO 80206                                                                          Janus Capital Group Inc., Janus
Age 43                                                                                    Distributors LLC, Janus Services LLC
                                                                                          and Janus Institutional Services LLC;
                                                                                          Senior Vice President, Chief Financial
                                                                                          Officer and Director of Janus
                                                                                          Management Holdings Corporation;
                                                                                          Senior Vice President, Chief Financial
                                                                                          Officer and Treasurer of Janus
                                                                                          International Limited; Director of Janus
                                                                                          Holdings Corporation, Capital Group
                                                                                          Partners, Inc. and Janus International
                                                                                          Holdings LLC; Working Director of
                                                                                          Bay Isle Financial LLC and Enhanced
                                                                                          Investment Technologies, LLC; and
                                                                                          Board member of Janus Global Funds
                                                                                          SPC. Formerly, Director of Janus
                                                                                          Capital Trust Manager Limited (2001-
                                                                                          2004), Janus World Principal Protected
                                                                                          Funds (2002-2004), Janus
                                                                                          International (Asia) Limited (2002-
                                                                                          2004) and Janus World Funds (2001-
                                                                                          2004); Vice President of Janus Capital
                                                                                          Group Inc. (2003); Vice President
                                                                                          (2001-2003), Chief Financial Officer
                                                                                          (2001-2004) and Treasurer (2001-
                                                                                          2003) of Janus Capital International
                                                                                          LLC; Vice President (2001-2004) and
                                                                                          Treasurer (2001-2003) of Janus
                                                                                          Services LLC; Vice President (2001-
                                                                                          2003), Treasurer (2001-2002) and
                                                                                          Director (2002-2003) of Janus Capital;
                                                                                          Vice President (2002-2005) and
                                                                                          Treasurer (2002) of Janus Distributors
                                                                                          LLC; Vice President (2001-2005) and
                                                                                          Director (2002-2004) of Janus
                                                                                          International Limited; Vice President
                                                                                          (2002-2005) and Treasurer (2002-
                                                                                          2003) of Janus Institutional Services
                                                                                          LLC; Vice President (2003-2005)
                                                                                          of Janus Management Holdings
                                                                                          Corporation; Senior Vice President and
                                                                                          Director of Capital Group Partners,
                                                                                          Inc. (2003-2004); Vice President,
                                                                                          Treasurer and Chief Financial Officer
                                                                                          (2001-2002) for Janus International
                                                                                          Holding, Inc.; and Managing Director,
                                                                                          Treasurer and Head of Corporate
                                                                                          Finance and Reporting (1998-2001)
                                                                                          for Putnam Investments.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.


                                             Janus Adviser February 28, 2005  37

Notes




38  Janus Adviser February 28, 2005

Notes




                                             Janus Adviser February 28, 2005  39

Notes




40  Janus Adviser February 28, 2005

Notes




                                             Janus Adviser February 28, 2005  41

Janus provides access to a wide range of investment disciplines.
--------------------------------------------------------------------------------

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

International/Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Janus risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

Income

Janus income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

                      [LOGO] JANUS  |  151 Detroit Street
                                    |  Denver, CO 80206
                                    |  1-800-525-3713

This material must be preceded or accompanied by a prospectus.
Funds distributed by Janus Distributors LLC (4/05)

C-0305-143                                                       119-02-101 4-05



---------------------------

Item 2 - Code of Ethics

     As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant's website: www.janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on www.janus.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

     Janus Adviser's Board of Trustees has determined that the following members of Janus Adviser's Audit Committee are "audit committee financial experts," as defined in Item 3 to Form N-CSR: Dennis B. Mullen (Chairman), Samuel Boyd, Jr. and Arthur F. Lerner who are all "independent" under the standards set forth in Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services

     The following table shows the amount of fees that PricewaterhouseCoopers LLP ("Auditor"), Janus Adviser's (the "Fund") auditor, billed to the Fund during the Fund's last two fiscal years. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund; there were no non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if:
     (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

                                          Services that the Fund's Auditor Billed to the Fund
------------------------------- --------------------- --------------------- ---------------------- -------------------
      Fiscal Year Ended              Audit Fees          Audit-Related            Tax Fees           All Other Fees
                                   Billed to Fund     Fees Billed to Fund      Billed to Fund        Billed to Fund
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
February 28, 2005                      $36,923                $0                   $9,173                 $0
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
Percentage approved pursuant                0%                0%                       0%                  0%
to pre-approval exception
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
February 29, 2004*,+                   $13,000                $0                  $2,000                  $0
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
Percentage approved pursuant                0%                 0%                      0%                   0%
to pre-approval exception
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
December 31, 2003**,+                  $28,500                $0                      $0                   $0
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
Percentage approved pursuant                0%                 0%                      0%                   0%
to pre-approval exception
------------------------------- --------------------- --------------------- ---------------------- -------------------

* For reporting period January 1, 2004 through February 29, 2004.
** For reporting period October 13, 2003 through December 31, 2003.
+ Pursuant to a reorganization effective October 13, 2003 whereby assets of Vontobel U.S. Value Fund and Vontobel International Equity Fund, series of Vontobel Funds, Inc., transferred into Focused Value Fund and International Equity Fund, respectively, the Funds' fiscal year was changed from December 31 to the last day of February.


     The above "Audit Fees" were billed for amounts related to the audit of the Fund's financial statements and services normally provided by the accountant in connection with statutory and regulatory filings or engagements for the reporting period. The above "Tax Fees" were billed for amounts related to tax compliance, tax planning, and tax advice.



             Services that the Fund's Auditor Billed to the Adviser
                      and Affiliated Fund Service Providers

     The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the "Adviser"), and any entity controlling, controlled by or under common control with the Adviser ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

     The table also shows the percentage of fees, if any, subject to the pre-approval exception. The pre-approval exception for services provided to Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

------------------------------- --------------------- ---------------------- -------------------
                                   Audit-Related                               All Other Fees
                                   Fees Billed to      Tax Fees Billed to    Billed to Adviser
                                    Adviser and            Adviser and         and Affiliated
      Fiscal Year Ended           Affiliated Fund        Affiliated Fund        Fund Service
                                 Service Providers      Service Providers        Providers
------------------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- ---------------------- -------------------
February 28, 2005                       $112,250             $14,575                  $0
------------------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- ---------------------- -------------------
Percentage approved pursuant                  0%                  0%                   0%
to pre-approval exception
------------------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- ---------------------- -------------------
February 29, 2004*,+                         $0              $25,360                  $0
------------------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- ---------------------- -------------------
Percentage approved pursuant                 0%                  0%                   0%
to pre-approval exception
------------------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- ---------------------- -------------------
December 31, 2003**,+                   $228,395             $23,215                  $0
------------------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- ---------------------- -------------------
Percentage approved pursuant                 0%                  0%                   0%
to pre-approval exception
------------------------------- --------------------- ---------------------- -------------------

* For reporting period January 1, 2004 through February 29, 2004.
** For reporting period October 13, 2003 through December 31, 2003.
+ Pursuant to a reorganization effective October 13, 2003 whereby assets of Vontobel U.S. Value Fund and Vontobel International Equity Fund, series of Vontobel Funds, Inc., transferred into Focused Value Fund and International Equity Fund, respectively, the Funds' fiscal year was changed from December 31 to the last day of February.

     Fees included in the above Audit-Related Fees category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit -related services include due diligence related to accounting consultations and audits in connection with internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards. The above "Tax Fees" were billed for amounts related to tax advice related to mergers and acquisitions and requests for ruling or technical advice from taxing authorities.

                               Non-Audit Services

     The following table shows the amount of fees that Auditor billed during the Fund's last two fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor's independence.

------------------------------- --------------------- ------------------------ ----------------------- ----------------------
                                                       Total Non-Audit Fees
                                                      billed to Adviser and
                                                      Affiliated Fund Service      Total Non-Audit
                                                      Providers(engagements        Fees billed to
                                                      related directly to the       Adviser and
                                      Total              operations and           Affiliated Fund
                                   Non-Audit Fees     financial reporting of      Service Providers
      Fiscal Year Ended         Billed to the Fund       the Fund)             (all other engagements)      Total of (A), (B)
                                       (A)                  (B)                       (C)                   and (C)1
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
February 28, 2005                       $0                  $84,000                   $0                        $84,000
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
February 29, 2004*,+                    $0                  $0                        $0                        $0
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
December 31, 2003**,+                   $0                  $119,000                  $0                        $119,000
------------------------------- --------------------- ------------------------ ----------------------- -----------------------

* For reporting period January 1, 2004 through February 29, 2004.
** For reporting period October 13, 2003 through December 31, 2003.
+ Pursuant to a reorganization effective October 13, 2003 whereby assets of Vontobel U.S. Value Fund and Vontobel International Equity Fund, series of Vontobel Funds, Inc., transferred into Focused Value Fund and International Equity Fund, respectively, the Funds' fiscal year was changed from December 31 to the last day of February.

1. The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor's independence.


                             Pre-Approval Policies

     The Fund's Audit Committee Charter requires the Fund's Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.


Item 5 -  Audit Committee of Listed Registrants
          Not applicable.

Item 6 -  Schedule of Investments
          Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
          Not applicable.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
          Not applicable.

Item 10 - Submission of Matters to a Vote of Security Holders
          There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors.


Item 11 - Controls and Procedures

        (a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

        (b) There was no change in the Registrant's internal control over financial reporting during Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


Item 12 - Exhibits

        (a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

        (a)(2) Separate certifications for the Registrant's Principal
               Executive Officer and Principal Financial Officer, as required by
               Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

        (b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Janus Adviser

By:      _/s/ Girard C. Miller_______
        Girard C. Miller,
        President and Chief Executive Officer (Principal Executive Officer)

Date: April 25, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:     _/s/ Girard C. Miller________
        Girard C. Miller,
        President and Chief Executive Officer (Principal Executive Officer)

Date:  April 25, 2005

By:     _/s/ Jesper Nergaard________
        Jesper Nergaard,
        Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer (Principal Accounting Officer and Principal Financial Officer)

Date:  April 25, 2005